Registration No. 33-13481


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                       POST-EFFECTIVE AMENDMENT NO. 17 TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2

     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                            (Exact Name of Depositor)

                          The Principal Financial Group
                           Des Moines, Iowa 50392-0100
              (Address of Depositor's Principal Executive Offices)

                                 David J. Brown
                     Principal Mutual Life Insurance Company
                          The Principal Financial Group
                           Des Moines, Iowa 50392-0300
                     (Name and address of agent for service)
              Telephone Number, Including Area Code: (515) 247-5111

                   Please send copies of all communications to

                                 J. SUMNER JONES
                                 Jones & Blouch
                          2100 Pennsylvania Ave., N.W.
                              Washington, DC 20037



  It is proposed that this filing will become effective (check appropriate box)


       _____ immediately upon filing pursuant to paragraph (b) of Rule 485

       _____ on (date) pursuant to paragraph (b) of Rule 485

       _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

       __X__ on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485

             This post-effective amendment designates a new effective date for a _____ previously filed post-effective amendment.

      Title of Securities: Flexible Premium Variable Life Insurance Policy.

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6
                              Cross Reference Sheet

    Items of
   Form N-8B-2               Captions in Prospectus

        1..............  Cover Page

        2..............  Cover Page

        3..............  Not Applicable

        4..............  Distribution of the Policy

        5..............  Principal Mutual Life Insurance Company Variable Life
                         Separate Account

        6(a)...........  Not Applicable

        6(b)...........  Not Applicable

        7..............  Not Required

        8..............  Not Required

        9..............  Legal Proceedings

        10(a)..........  Ownership, Beneficiaries, Assignment

        10(b)..........  Calculation of Accumulated Value; Unit Values; Net
                         Investment Factor; Valuations in Connection with a Policy; Participating Policy

        10(c), 10(d)...  Summary (Transfers; Policy Loans; Surrender,
                         Termination and Reinstatement; Policy Cancellation); Death Benefits and Rights; Policy Values (Transfers; Policy Loans; Surrender); Charges and Deductions (Surrender Charge)

        10(e)..........  Summary (Surrender, Termination and Reinstatement);
                         Premiums (Policy Termination; Reinstatement); Registration Statement

        10(f)..........  Other Matters (Voting Rights)

        10(g)(1),
        10(g)(2),
        10(h)(1),
        10(h)(2).......  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments)

        10(g)(3),
        10(g)(4),
        10(h)(3),
        10(h)(4).......  Not Applicable

        10(i)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account, Policy Values; General Provisions (Addition, Deletion, or Substitution of Investments; Optional Insurance Benefits; Policy Proceeds); Federal Tax Matters

        11.............  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments)

        12(a)..........  Cover page

        12(b)..........  Not Applicable

        12(c)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account (Principal Balanced Fund, Inc.; Principal Bond Fund, Inc.; Principal Capital Accumulation Fund, Inc.; Principal Emerging Growth Fund, Inc.; Principal High Yield Fund, Inc.; Principal Money Market Fund, Inc.)

        12(d)..........  Distribution of the Policy

        12(e)..........  Not Applicable

        13(a)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; Charges and Deductions

        13(b), 13(c),
        13(d), 13(e),
        13(f), 13(g)...  Not Applicable

        14.............  Distribution of the Policy

        15.............  Summary (Premiums); Preimums

        16.............  Summary (Principal Mutual Life Insurance
                         Company Variable Life Separate Account); Principal Mutual Life Insurance Company Variable Life Separate Account; Policy Values; General Provisions (Addition, Deletion, or Substitution of Investments)

        17(a), 17(b),
        17(c)..........  Captions referenced under Items 10(c), 10(d), 10(e), and 10(i) above

        18(a)..........  Summary (Policy Value); Policy Values (Calculation of
                         Accumulated Value; Unit Values; Net Investment Factor; Valuations in Connection with a Policy)

        18(b)..........  Not Applicable

        18(c)..........  Summary (Policy Loans); Policy Values (Policy Loans)

        18(d)..........  Not Applicable

        19.............  Other Matters (Voting Rights; Statement of Values)

        20(a), 20(b)...  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments); Other Matters (Voting Rights)

        20(c), 20(d),
        20(e), 20(f)...  Not Applicable

        21(a), 21(b)...  Summary (Policy Loans); Policy Values

        21(c)..........  Not Applicable

        22.............  General Provisions (The Contract; Incontestability)

        23.............  Not Applicable

        24.............  Summary; Special Plans

        25.............  Description of Principal Mutual Life Insurance Company

        26.............  Not Applicable

        27.............  Description of Principal Mutual Life Insurance Company

        28.............  Officers and Directors of Principal Mutual Life
                         Insurance Company

        29.............  Description of Principal Mutual Life Insurance Company

        30.............  Not Applicable

        31.............  Not Applicable

        32.............  Not Applicable

        33.............  Not Applicable

        34.............  Not Applicable

        35.............  Description of Principal Mutual Life Insurance Company

        36.............  Not Applicable

        37.............  Not Applicable

        38(a)..........  Summary (Principal Mutual Life Insurance Company
                         Variable Life Separate Account); Principal Mutual Life Insurance Company Variable Life Separate Account; Distribution of the Policy

        38(b), 38(c)...  Distribution of the Policy

        39(a), 39(b)...  Distribution of the Policy

        40.............  Not Applicable

        41(a)..........  Description of Principal Mutual Life Insurance Company;
                         Distribution of the Policy

        41(b), 41(c)...  Not Applicable

        42.............  Not Applicable

        43.............  Not Applicable

        44(a), 44(b),
        44(c)..........  Summary (Principal Mutual Life Insurance Company
                         Variable Life Separate Account; Transfers; Policy Loans; Surrender, Termination, and Reinstatement; Policy "Free Look"); Principal Mutual Life Insurance Company Variable Life Separate Account; Policy Values; Charges and Deductions

        45.............  Not Applicable

        46(a)..........  Captions referenced under items 44(a) above

        46(b)..........  Not Applicable

        47.............  Not Applicable

        48.............  Not Applicable

        49.............  Not Applicable

        50.............  Not Applicable

        51(a) - (j)....  Summary; Description of Principal Mutual Life
                         Insurance Company; Principal Mutual Life Insurance Company Variable Life Separate Account; General Provisions; Distribution of the Policy

        52(a)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments)

        52(b)..........  Not Applicable

        52(c)..........  Captions referenced in 10(g) and 10(h) above

        52(d)..........  Not Applicable

        53(a)..........  Summary (Tax Consequences of the Policy); Federal Tax
                         Matters

        53(b)..........  Not Applicable
        54.............  Not Applicable

        55.............  Not Applicable

        56.............  Not Applicable

        57.............  Not Applicable

        58.............  Not Applicable

        59.............  Not Applicable

                   Prospectus Dated __________________________



     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
      FLEX VARIABLE LIFE -- FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

     "Flex Variable Life," the flexible premium variable life insurance policy (the "Policy" or the "Policies") offered by Principal Mutual Life Insurance Company ("Company") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A policyowner may, within limits, vary the frequency and amount of premium payments and increase or decrease the face amount of the life insurance benefit under the Policy. This flexibility allows a policyowner to provide for changing life insurance needs within a single insurance policy.

     Neither premium payments nor death benefits are deposits or obligations of, or guaranteed by or endorsed by any bank. Premium payments and death benefits are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     A schedule of premium payments is established for a Policy in accordance with policyowner preference. A minimum premium is required during the first twelve policy months. At other times, failure to pay premiums will not cause a Policy to terminate so long as its accumulated value, less the surrender charge and unpaid policy loans and loan interest, is sufficient on a Policy processing day to allow deduction of the cost of insurance and other charges.

     Premium payments, less a 2% premium tax charge and a 5% sales load, are allocated according to policyowner direction to one or more Divisions of the Principal Mutual Life Insurance Company Variable Life Separate Account ("Separate Account"), except for premiums received during the first 45 days from the policy date, which are allocated for that period to the Money Market Division of the Separate Account. Each Division invests exclusively in shares representing an interest in a corresponding account of the Principal Variable Contracts Fund, Inc. organized by the Company. The accompanying prospectus describes the investment objectives and the attendant risks of the accounts currently offered as investment choices under the Policy: Balanced Account, Bond Account, Capital Value Account, High Yield Account, MidCap Account and Money Market Account.

     Accumulated value and duration of coverage under the Policy will, and the death benefit may, increase or decrease based upon the investment experience of the Divisions of the Separate Account. The accumulated value will also reflect the amount and frequency of premium payments, surrenders of accumulated value, policy loans and loan interest, interest earned on loaned amounts, and the charges and deductions connected with the Policy. The policyowner bears the entire investment risk as to the Policy's accumulated value, which is not guaranteed.

     The Policy provides a death benefit upon the insured's death. The policyowner chooses one of two death benefit options. Under Option 1, the death benefit is the greater of the face amount of the Policy or the accumulated value on the date of death multiplied by an applicable percentage based upon the insured's attained age. Under Option 2, the death benefit is the greater of the face amount of the Policy plus the accumulated value on the date of the insured's death or the Policy's accumulated value multiplied by the applicable percentage. The policyowner may, under certain conditions, change from one death benefit option to the other.

     The policyowner generally may obtain policy loans at any time the Policy has loan value prior to the Policy's maturity date. In addition, subject to certain restrictions, the Policy's accumulated value may be partially or totally surrendered. Surrender charges consisting of a contingent deferred sales load and a contingent deferred administration charge may be imposed upon total surrender of a Policy. The amount of surrender charge assessed per $1,000 of face amount is based upon the issue age and sex (where allowed by law) of the insured and the policy year at the time of surrender.

     Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous. It may also be disadvantageous to purchase a Policy as a means to obtain additional insurance protection if the purchaser already owns a flexible premium variable life insurance policy.

     This Prospectus is valid only if accompanied or preceded by the current prospectus for Principal Variable Contracts Fund, Inc.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please Read This Prospectus Carefully And Retain It For Future Reference.


                                TABLE OF CONTENTS
GLOSSARY OF SPECIAL TERMS ................................. 4

SUMMARY ................................................... 5

     The Policy............................................ 5

     Principal Mutual Life Insurance Company
     Variable Life Separate Account ....................... 5

     Premiums.............................................. 5

     Charges and Deductions ............................... 6

     Maturity Proceeds..................................... 6

     Death Benefit and Proceeds............................ 6

     Adjustment Options.................................... 7

     Policy Values......................................... 7

     Transfers............................................. 7

     Policy Loans.......................................... 7

     Surrender, Termination and Reinstatement.............. 8

     Policy "Free Look".................................... 9

     Distribution of the Policy............................ 9

     Tax Consequences of the Policy........................ 9

DESCRIPTION OF PRINCIPAL MUTUAL
LIFE INSURANCE COMPANY .....................................9

PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY VARIABLE LIFE SEPARATE
ACCOUNT....................................................10

     Balanced Account......................................11

     Bond Account..........................................11

     Capital Value Account.................................11

     High Yield Account....................................11

     MidCap Account........................................12

     Money Market Account..................................12

PREMIUMS...................................................12

     Purchase Procedures...................................12

     Payment of Premiums...................................13

     Premium Limitations...................................13

     Allocation of Premiums................................14

     Policy "Free Look"....................................14

     Policy Termination....................................15

     Reinstatement.........................................15

DEATH BENEFITS AND RIGHTS..................................16

     Death Proceeds........................................16

     Death Benefit.........................................16

     Applicable Percentage.................................16

     Change in Death Benefit Option........................17

     Adjustment Options....................................17

POLICY VALUES..............................................18

     Calculation of Accumulated Value......................18

     Units.................................................19

     Unit Values...........................................19

     Net Investment Factor.................................19

     Valuations in Connection with a Policy................20

     Transfers.............................................20

     Policy Loans..........................................20

     Surrender.............................................21

CHARGES AND DEDUCTIONS.....................................21

     Premium Expense Charge................................21

     Monthly Deduction.....................................22

     Mortality and Expense Risks Charge....................22

     Transaction Charge....................................22

     Surrender Charge......................................23

     Other Charges.........................................27

     Special Plans.........................................27

OTHER MATTERS..............................................27

     Voting Rights.........................................27

     Statement of Value....................................28

     Service Available by Telephone........................28

GENERAL PROVISIONS.........................................29

     Addition, Deletion, or Substitution of
     Investments...........................................29

     Optional Insurance Benefits...........................29

     Death Benefit Guarantee Rider.........................29

     The Contract..........................................30

     Incontestability......................................30

     Misstatements.........................................30

     Suicide...............................................30

     Ownership.............................................30

     Beneficiaries.........................................30

     Benefit Instructions..................................30

     Postponement of Payments..............................31

     Assignment............................................31

     Policy Proceeds.......................................31

     Participating Policy..................................32

     Right to Exchange Policy..............................32

DISTRIBUTION OF THE POLICY.................................32

OFFICERS AND DIRECTORS OF PRINCIPAL
MANAGEMENT CORPORATION.....................................33

OFFICERS AND DIRECTORS  OF PRINCIPAL
MUTUAL LIFE INSURANCE COMPANY..............................33

STATE REGULATION OF PRINCIPAL
MUTUAL LIFE INSURANCE COMPANY..............................35

FEDERAL TAX MATTERS........................................35

     Tax Status of the Company
     and the Separate Account..............................35

     Charges for Taxes.....................................35

     Diversification Standards.............................35

     Life Insurance Status of Policy.......................35

     Modified Endowment Contract Status....................36

     Policy Surrenders and Partial Surrenders..............37

     Policy Loans and Interest Deductions..................37

     Corporate Alternative Minimum Tax.....................37

     Exchange or Assignment of Policies....................37

     Withholding...........................................37

     Taxation of Accelerated Death Benefits................37

     Other Tax Issues......................................37

EMPLOYEE BENEFIT PLANS.....................................38

LEGAL PROCEEDINGS..........................................38

LEGAL OPINION..............................................38

INDEPENDENT AUDITORS.......................................38

REGISTRATION STATEMENT.....................................38

FINANCIAL STATEMENTS.......................................38

     Variable Life Separate Account Financial Statement ...39

     The Principal Financial Group Financial Statement.....43

     Report of Independent Auditors........................48

     Variable Life Separate Account
     Financial Statements..................................49

     Report of Independent Auditors........................61

     The Principal Financial Group(R)
     Financial Statements..................................62

APPENDIX - ILLUSTRATIONS OF POLICY
VALUES AND DEATH BENEFITS..................................96

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. PRINCIPAL MUTUAL LIFE INSURANCE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF PRINCIPAL VARIABLE CONTRACTS FUND, INC. OR THE STATEMENT OF ADDITIONAL INFORMATION OF THAT FUND.


GLOSSARY OF SPECIAL TERMS

     Attained Age - The age last birthday on the prior policy anniversary.

     Division - A part of the Principal Mutual Life Insurance Company Variable Life Separate Account which is invested in shares of an account of a mutual fund.

     Face Amount - The minimum death benefit of a Policy so long as the Policy remains in force.

     General Account - The assets of Principal Mutual Life Insurance Company other than those allocated to any of the separate accounts of Principal Mutual Life Insurance Company.

     Guideline Annual Premium - The level annual payment necessary to provide the future benefit under a Policy, through maturity, based on the 1980 Commissioners Standard Ordinary Mortality Table, a 5% assumed interest rate, and the fees and charges specified for a Policy.

     Internal Revenue Code - The Internal Revenue Code of 1954, as amended, and regulations promulgated thereunder. Reference to the Internal Revenue Code means such Internal Revenue Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

     Investment  Account  -  An  account   established  under  a  Policy  for  a
policyowner with respect to a Division of the Principal Mutual Life Insurance Company Variable Life Separate Account.

     Maturity Date - The policy anniversary following the insured's 95th birthday.


     Monthly Date - The day of the month which is the same as the policy date. For example, if the policy date is June 10, 1998, the first monthly date is July 10, 1998.


     Mutual Fund - Principal Variable Contracts Fund, Inc., or other registered open-end investment companies substituted therefor or added for investment by a Division of the Principal Mutual Life Insurance Company Variable Life Separate Account.

     Policy date - The policy date is the date by which both the application and a premium payment in an amount at least equal to the required minimum initial premium for the Policy have been received in the home office of the Company.


     Policy Years and Anniversaries - The policy years and anniversaries computed from the policy date. Example: If the policy date is May 5, 1998, the first policy year ends on May 4, 1999 and the first policy anniversary falls on May 5, 1999.


     Principal Mutual Life Insurance Company Variable Life Separate Account - A separate account established by Principal Mutual Life Insurance Company under Iowa law to receive premiums under the Policies offered by this Prospectus and other variable life insurance contracts issued by Principal Mutual Life Insurance Company.

     Prorated Basis - In the same proportion as the value of a particular investment account for a Policy bears to the total value of all investment accounts for that Policy.

     Valuation Date - The date as of which the net asset value of an account of a mutual fund is determined.

     Valuation Period - The period between the time as of which the net asset value of an account of a mutual fund is determined on one valuation date and the time as of which such value is determined on the next following valuation date.

     Written Request - Actual delivery to Principal Mutual Life Insurance Company at its home office in Des Moines, Iowa, of a written notice or request on a form supplied or approved by Principal Mutual Life Insurance Company.

SUMMARY

     THE FOLLOWING SUMMARY INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

The Policy

     The Policy is designed to provide a policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the amount of life insurance proceeds payable under the Policy. A policyowner may, subject to certain limitations, vary the frequency and amount of premium payments. The Policy allows a policyowner to adjust the amount of life insurance payable, without having to purchase a new Policy, by increasing or decreasing the face amount. Thus, as insurance needs or financial conditions change, a policyowner has the flexibility to adjust life insurance proceeds and vary the premium payments. The Policy is a life insurance contract with a death benefit, accumulated value, and other features traditionally associated with whole life insurance. It is called "flexible premium" because unlike traditional insurance contracts, there is no fixed schedule of premium payments, although a minimum premium is required during the first twelve policy months. Each policyowner establishes a preferred schedule of premium payments (planned periodic premiums).

     The Policy is called "variable" because the accumulated value, duration of coverage and, under certain circumstances, the death benefit may increase or decrease depending upon the investment experience of the Division or Divisions of the Separate Account to which premium payments, less a premium tax charge of 2% and a 5% sales load, have been allocated. Generally, favorable investment experience will increase a Policy's accumulated value and unfavorable investment experience will reduce its accumulated value. Prospective purchasers of a Policy should be aware that there is no guarantee of accumulated value in a Policy.

Principal Mutual Life Insurance Company Variable Life Separate Account

     The Separate Account is a separate account established by the Company pursuant to the insurance laws of the State of Iowa and is organized as a unit investment trust under the Investment Company Act of 1940. Policyowners may select from six Divisions of the Separate Account ("Account"). Each Division invests exclusively in shares representing interests in a corresponding Account of the Principal Variable Contracts Fund, Inc. (the "Fund"). (The Company may form other Divisions of the Separate Account or other separate accounts in the future, thereby creating additional investment choices under a Policy.) Each Account has a different investment objective. The Separate Account is administered and accounted for as part of the general business of the Company, but the income, gains, or losses of the Separate Account are credited to or charged against the assets held in the Separate Account in accordance with the terms of the Policy, without regard to other income or gains or losses arising out of any other business that the Company conducts. The assets of the Separate Account will be available to cover the liabilities of the Company's general account only to the extent that the assets of the Separate Account exceed the liabilities of the Separate Account arising under the Policies.

Premiums

     An initial payment is required as the first premium. This required initial premium payment is three times the minimum monthly premium shown on the Policy's data pages. The minimum monthly premium is the amount that, if paid, will keep the Policy in force for one month, taking into account the current monthly deduction and surrender charge. Payment of a minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). The Company allows payments in accordance with the planned periodic premium schedule established by the policyowner in the application (annual, semi-annual, quarterly, or pre-authorized withdrawal payments of premium on a monthly basis). However, if the minimum monthly premium is less than $30 ($15 if the insured is ages 0-14), only a planned periodic premium schedule that would result in a payment of $30 or more ($15 or more if the insured is ages 0-14) will be made available to the policyowner. The Company also allows unscheduled premium payments of $30 or more. The planned periodic premium schedule indicates the preference of the policyowner only, and other than payment of the Minimum Required Premium, payment of premiums is not required. (However, the death benefit guarantee premium must be paid to maintain the death benefit guarantee rider. See "Death Benefit Guarantee Rider.") Changes in frequency, as well as increases or decreases in the amount of planned periodic premiums, may be made. However, the total of all premiums, planned and otherwise, cannot exceed the current maximum premium limitations set forth in the Internal Revenue Code to qualify a Policy as a life insurance contract. At any time there is an outstanding policy loan, if a payment cannot be identified as a premium payment, it will be considered a loan repayment.

     The initial premium payment and all other premium payments received during the first 45 days from the policy date, after deduction of the premium tax charge of 2% and the 5% sales load, are allocated to the Money Market Division of the Separate Account. On the 46th day from the policy date, the accumulated value held in the Money Market Division is transferred to the Divisions in accordance with the policyowner's direction for allocation of premium payments. Premium payments received after the first 45 days from the policy date are allocated among the Divisions in accordance with the directions in the application for the Policy.

Charges and Deductions

     There is a premium expense charge deducted from each premium payment. The amount remaining after deduction of the premium expense charge is the "net premium." The premium expense charge includes a sales load of 5% to partially compensate the Company for sales expenses incurred with respect to the Policy. In addition, a sales load of up to a maximum of 25% of the minimum first year premium may be imposed as a part of a surrender charge upon total surrender or termination of a Policy for insufficient value. Also included in the premium expense charge is a charge of 2% for premium taxes. The premium tax charge, which cannot be changed, is not expected to exceed the premium taxes charged to the Company.

     There is a monthly deduction from the Policy's accumulated value in the Divisions equal to the cost of insurance, the cost of additional benefits provided by riders attached to the Policy and a monthly administration charge which is guaranteed never to exceed $5.00 per month. The current monthly administration charge for a Policy is $4.75 per month.

     The cost of insurance charge is calculated on each monthly date. The cost of insurance rate is based on the sex (where allowed by law), attained age, and risk classification of the insured. Current monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed the maximum rates based upon the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables, age last birthday. Where allowed by law, the table used will be male or female according to the sex of the insured. Additionally, the guaranteed maximum cost of insurance rates will reflect the insured's risk classification.

     A mortality and expense risks charge will be imposed on a daily basis on the assets of each Division. The current mortality and expense risks charge is
 .0020548% on a daily basis (.75% on an annual basis) and is guaranteed to not exceed .0024658% on a daily basis (.90% on an annual basis).

     A charge consisting of a contingent deferred sales load and a contingent deferred administration charge may be imposed for total surrender of a Policy or termination of a Policy for insufficient value. The amount of surrender charge assessed per $1,000 of face amount is based upon the issue age and sex (where allowed by law) of the insured and the policy year at the time of surrender. There is no surrender charge imposed upon partial surrenders of accumulated value.

     A transaction charge of $25 is imposed on transfers of accumulated value between Divisions exceeding four per policy year. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed upon partial surrenders of accumulated value.

     An investment advisory fee is charged against the assets of each Account to compensate the Fund's investment advisor. In addition, each Account incurs other normal expenses of corporate operation.

Maturity Proceeds

     If the insured under a Policy is living on the Policy's maturity date, which is the Policy anniversary following the birthday on which the insured reaches age 95, the Company will pay the Policy's maturity proceeds to the policyowner. A Policy's maturity proceeds are the Policy's accumulated value less any Policy loans and unpaid loan interest on the maturity date. If maturity proceeds are paid under a Policy, the Policy terminates with no further benefits payable. On the Policy's maturity date, the Company will pay the excess of the Policy's face amount over the maturity proceeds, provided certain conditions are met. (See "Death Benefit Guarantee Rider.")

Death Benefit and Proceeds

     The death proceeds under a Policy are payable to the beneficiary when the insured dies, subject to all provisions and conditions of the Policy. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus proceeds from any benefit riders on the insured's life, less any Policy loans and loan interest, and less any overdue monthly deductions if the insured dies during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy, subject to certain restrictions. The Company pays interest on the death proceeds from the date of death until the date of payment or until applied under a benefit option. Interest is at a rate the Company determines, but not less than required by state law.

     There are two options available for the death benefit under a Policy. If a policyowner selects Option 1, the death benefit will be equal to the greater of the face amount of the Policy or the accumulated value on the date of death multiplied by an applicable percentage specified in the Internal Revenue Code. If a policyowner selects Option 2, the death benefit will be the greater of the face amount of the Policy plus the accumulated value on the date of death or the accumulated value on the date of death multiplied by the applicable percentage.

     A policyowner may make a written request to change the death benefit option on or after the first Policy anniversary. Any change must be approved by the Company before it takes effect. Changes in death benefit option are limited to two per policy year. If the request is to change from Option 1 to Option 2, the face amount will be reduced by the amount of the accumulated value of the Policy on the effective date of the change. A request to change from Option 1 to Option 2 will not be approved if the face amount in effect after the change would be less than $25,000. Evidence of insurability satisfactory to the Company under its underwriting rules then in effect may be required on a change from Option 1 to Option 2. If the request is to change from Option 2 to Option 1, the face amount will be increased by the amount of the accumulated value of the Policy on the effective date of the change. No evidence of insurability is required for a change from Option 2 to Option 1. The effective date of any change will be the monthly date that coincides with or next follows the day the request for change is approved by the Company.

Adjustment Options

     Subject to certain conditions, the face amount of a Policy may be adjusted upon the written request of the policyowner. Any written request to adjust the face amount of a Policy must be approved by the Company. No request to adjust the face amount of a Policy will be approved if a Policy is in a grace period or if monthly deductions are being waived under a rider. In addition, a decrease in face amount may be requested only after the first Policy anniversary and may not reduce the face amount of a Policy below $25,000. A requested face amount increase must be at least $5,000 and is subject to evidence of insurability satisfactory to the Company under its underwriting rules then in effect. Any adjustment in face amount of a Policy will be effective on the monthly date that coincides with or next follows the date the Company approves the request, subject to a payment by the policyowner in an amount not less than the new minimum monthly premium for the Policy after any such increase in face amount. The new minimum monthly premium will take into account the Policy's surrender value. There are no charges assessed in connection with adjustments of a Policy, although an increase in face amount will result in surrender charges applicable to the increase.

Policy Values

     The Policy provides for accumulated value. The Policy's accumulated value will reflect the amount and frequency of premium payments, the investment experience of the chosen Division or Divisions, surrenders of accumulated value, Policy loans and loan interest, interest earned on amounts in the loan account, transaction charges, and other charges and deductions imposed in connection with the Policy and the Separate Account. A Policy has no minimum guaranteed accumulated value. A Policy's "surrender value" is its accumulated value less the amount of the surrender charge, if any. A Policy's "net surrender value" is its surrender value less Policy loans and loan interest. The net surrender value of a Policy is the amount available to a policyowner upon total surrender.

     An investment account is established for each Division of the Separate Account, representing the interest of the Policy for such Division. When amounts are allocated or transferred to a Division, units are credited to the applicable investment account. When amounts are deducted or transferred from a Division, units of the applicable investment account are cancelled. The number of units credited or cancelled is equal to the dollar amount of the transaction divided by the unit value of the Division for the valuation period when the transaction occurs.

     The unit value of a Division is determined on each valuation date. The unit value of each Division was established at $10.00 at the time the Division was formed. Thereafter, the unit value of a Division on any valuation date is calculated by multiplying the unit value on the previous valuation date by the net investment factor for the current valuation period. The net investment factor of a Division measures the investment performance of the Division and determines changes in unit value from one valuation period to the next valuation period. The investment account value for each Division of the Separate Account is equal to the number of units in that investment account multiplied by that Division's unit value. A Policy's accumulated value is equal to the total of the Policy's investment account values and any amounts in the Policy's loan account.

Transfers

     Transfers of accumulated value between Divisions may be made by a policyowner four times per policy year without charge. All transfers with the same effective date count as one transfer. Transfers in excess of four per policy year are subject to a transaction charge of $25. The Company has reserved the right to revoke or modify transfer privileges and charges.

Policy Loans

     A policyowner may borrow against the accumulated value of the Policy at any time the Policy has loan value. A Policy's loan value, which is the maximum amount that may be borrowed, is (1) minus (2) where: (1) is 90% of the Policy's surrender value and (2) is any outstanding policy loans and unpaid loan interest. A Policy's loan value is determined as of the loan date. The loan date is the date a written request for a policy loan is processed by the Company. Any loan must be in at least the minimum amount of $500. At the time the policy loan is made, a portion of the Policy's accumulated value equal to the loan amount is transferred from the Separate Account to the loan account maintained for the Policy in the Company's general account. Loan interest is payable at the end of each policy year. All policy loans and loan interest will be deducted from proceeds payable at the insured's death, upon maturity, or upon total surrender.

     A policyowner may choose how much of the loan amount is withdrawn from each of the Divisions. If no choice is made, the amount will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction.

     Accumulated value held in the loan account earns interest daily at an effective annual rate of six percent. Interest earned on the loaned portion of the accumulated value is allocated on the Policy anniversary to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments.

     Interest is charged on policy loans at an effective annual rate of eight percent during any period the loan is outstanding. Interest accrues on a daily basis from the date of the loan and is compounded annually. If loan interest is not paid when due, it becomes loan principal. An amount equal to the unpaid loan interest will be transferred from the Divisions to the loan account in the proportion directed by the policyowner. If no direction is made by the policyowner, the amount will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction.

     A Policy loan and unpaid loan interest may be repaid in whole or in part at any time while the Policy is in force. The minimum loan repayment amount is $30.00 or the outstanding loan amount, if less. When a loan repayment is made, accumulated value in the loan account equal to the loan repayment will be allocated among the Divisions in the proportion currently designated by a policyowner for allocation of premium payments.

Surrender, Termination and Reinstatement

     A policyowner may elect to make a total surrender of the Policy and receive its net surrender value determined as of the date the Company receives the policyowner's written request. A surrender charge is imposed upon total surrender of a Policy at any time within the first ten years after the policy date. The surrender charge will be waived if the Policy is surrendered in connection with an exchange offer for another policy issued by the Company. In addition, any increase in face amount is subject to a surrender charge at any time within ten years after the effective date of the adjustment. After the first policy year, the policyowner may request a partial surrender of the accumulated value of the Policy, but no more than two times per policy year. A partial surrender must be in at least the minimum amount of $500 and cannot exceed 50% of the Policy's net surrender value at the time partial surrender is requested. A transaction charge of the lesser of $25 or two percent of the amount of the partial surrender is imposed on each partial surrender. The Policy's accumulated value is reduced by the amount of any partial surrender plus the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount is also reduced by the amount of the partial surrender plus the transaction charge.

     Failure to make a planned periodic premium or additional premium payments may cause termination of a Policy. A notice of impending termination of a policy will be sent if:

     1.  The net  surrender  value of a Policy on any monthly  date is less than
         the  monthly   deduction  and  the  death  benefit   guarantee  premium
         requirement has not been satisfied; or

     2. During the 12 months following the policy date, the sum of the premiums paid is less than the Minimum Required Premium on a monthly date.

     The Minimum Required Premium on a monthly date is equal to (1) times (2) where:

     1.  Is the minimum monthly premium shown on the data page; and

     2. Is one plus the number of complete months since the policy date.

     The notice of impending termination will show the 61-day grace period during which the Company will accept payment required to keep the Policy in force. If a grace period begins because the net surrender value is less than the current monthly deduction, the minimum payment is three times the monthly deduction which was due and unpaid. If a grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is the past due Minimum Required Premium, which is:

     1.  The Minimum Required Premium due on the next following monthly date;

          LESS

     2. The sum of the premiums paid since the policy date.

     If the grace period ends before the Company receives the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy, which would be the excess of (1) over (2) where:

     1. Is the net surrender value on the monthly date at the start of the grace period; and

     2. Is the two monthly deductions applicable during the grace period.

     In the event the 61-day grace period expires without a payment by the policyowner at least equal to the minimum payment, the Policy will terminate.

     Once a Policy has terminated as a result of insufficient value, the policyowner may make a written request to reinstate the Policy at any time within three years after the date of termination, so long as the insured is alive and it is prior to the Policy's maturity date. Satisfactory proof of insurability and payment of a reinstatement premium of at least the greater of
(1) an amount that, after deduction of premium expense charges, is sufficient to allow at least three monthly deductions or (2) the past due Minimum Required Premium are required for reinstatement. Repayment or reinstatement of policy loans and loan interest which remained unpaid on the date the Policy terminated is also required.

Policy "Free Look"

     A policyowner has the limited right to return a Policy for cancellation and receive a refund of all premiums paid (Accumulated Value for policies applied for in the state of California by Policyowners). The Written Request for cancellation, along with return of the Policy, must be made within 10 days (30 days if the Policy is applied for in the state of California by a policyowner age 60 or over) after the Policy is received by the policyowner, within 10 days (30 days if the Policy is applied for in the state of California by a policyowner age 60 or over) after written notice of this right is provided to the policyowner, or within 45 days after the policyowner completes the Policy application, whichever is later. For Policies applied for in the state of California, the amount refunded is equal to (1) plus (2) plus (3) where:

     1. Is  the  Policy   Value  as  of  the  date  the  Company   receives  the
        policyowner's Written Request for cancellation; and

     2. Is the Premium Expense Charge(s) deducted from gross premiums; and

     3. Is the Monthly Policy Charge(s) deducted from the Policy Value.

Distribution of the Policy

     The Company may offer the Policy in states and jurisdictions where it is licensed to sell this type of insurance product. The Policy will be sold by agents and brokers who represent the Company and are registered representatives of Princor Financial Services Corporation, the principal underwriter of the Policies, or registered representatives of other broker-dealers which Princor Financial Services Corporation selects and the Company approves.

Tax Consequences of the Policy

     The Policies will be treated as life insurance contracts under provisions of the Internal Revenue Code so long as certain definitional tests of Section 7702 of the Internal Revenue Code are met and so long as the investments of the Separate Account meet the diversification requirements of Section 817(h) of the Internal Revenue Code. The Company has designed the Policy to meet these criteria. Thus, the death benefit under a Policy should be fully excludable from the gross income of the beneficiary. In addition, the policyowner should not be taxed on any part of the accumulated value, unless in the first 15 years of a Policy a cash distribution is made as a result of a change in the benefits under (or in other terms of) the Policy, such as a partial or total surrender of accumulated value which causes a reduction in the face amount. Such a distribution will be taxable to the extent of income in the Policy, as limited by the applicable recapture ceiling as set out in Section 7702(f)(7)(C) or (D) of the Internal Revenue Code. Also, partial surrender may result in taxable income to the policyowner to the extent distributions (or deemed distributions) exceed total investments (generally premiums paid) in the Policy to the date of surrender. If, however, the Policy is considered a modified endowment contract under the terms of the Technical and Miscellaneous Revenue Act of 1988, all distributions under the Policy would be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including policy loans, total or partial surrenders or the assignment or pledge of any portion of the accumulated value of the Policy) would be includable in gross income to the extent that the accumulated value of the Policy exceeds the policyowner's investment in the contract. (See "Tax Status of the Company and the Separate
Account.") Policyowners are advised to consult with their own tax advisors regarding tax treatment of the Policies.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

     Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50392, telephone number 515-247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services corporations.

     The Board of Directors of the Company has approved a Plan of Reorganization (the "Plan") pursuant to which the Company will adopt a mutual insurance holding company structure. The Plan was approved by the owners of annuity contracts and life insurance policies issued by the Company and has been submitted to the Commissioner of Insurance of the State of Iowa (the "Iowa Commissioner") for approval.

     Under the Plan, the Company will form a mutual insurance holding company named "Principal Mutual Holding Company" and will convert to a stock life insurance company. As part of such conversion, the Company will change its name to "Principal Life Insurance Company" ("Principal Life"). Principal Mutual Holding Company will be the ultimate parent company in the family of companies known as the Principal Financial Group(R).

     Because the Company currently is a mutual life insurance company, policyowners have, in addition to contract rights related to the Policy, certain membership interests in the Company, consisting principally of the right to vote on the election of directors of the Company and on other matters and the right to receive distributions of the Company's surplus upon liquidation or dissolution of the Company. The Plan will preserve but separate these contract rights and membership interests. Contract rights will remain with Principal Life, and policyowners on the date the Plan becomes effective (the "Effective Date") will automatically become members of Principal Mutual Holding Company and such policyowner's membership interests in the Company will be extinguished. Under the terms of the Plan, the membership interests of members of Principal Mutual Holding Company will consist principally of the right to vote on the election of directors of Principal Mutual Holding Company and on other matters and to receive distributions of Principal Mutual Holding Company's assets upon liquidation or dissolution of Principal Mutual Holding Company. Owners of Policies issued by Principal Life after the Effective Date also will automatically become members of Principal Mutual Holding Company. The Plan will not, in any way, increase premium payments or reduce Policy benefits, values, guarantees or other Policy obligations owed to policyowners.

     The Company believes that adoption of the Plan will result in a corporate structure that, among other things, will provide the Company with flexibility in raising capital through various means that are not currently available to it, including stock offerings. Any initial offering of voting stock to third parties will be subject to the approval of the Iowa Commissioner. Although there are no current plans to offer voting stock, in the event voting stock was sold to third parties, it is possible that the interests of such third party shareholders and policyowners could diverge on certain issues. The Company, however, believes that such shareholders and policyowners will generally have a greater commonality of interests than the potential for conflict and will endeavor to minimize the occurrence of such conflicts and to operate the companies in the best interests of all constituencies.

     The Effective Date is scheduled to be July 1, 1998, but the Iowa Commissioner must first approve the Plan. In addition, insurance regulatory authorities in each state must issue an amendment to the Company's Certificate of Authority (to reflect the name change from Principal Mutual Life Insurance Company to Principal Life Insurance Company) and must approve the forms which support the Policy. Should the Effective Date be other than July 1, 1998 or if states other than Iowa have not completed action by that date, the Company will notify existing policyowners and others by supplementing this prospectus. Policies issued on or after the Effective Date will be issued by Principal Life, will not be participating and will not be eligible to participate in any distribution of divisible surplus (see "Surplus Distribution at Sole Discretion of the Company"). As a policyowner of a Policy issued after the Effective Date, you will be a member of Principal Mutual Holding Company as described above.

     Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. The Company has ranked in the upper one percent of life insurers in assets and premium income and has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. The Company has $_______ billion in assets under management and serves more than _________ million individuals and their families.


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

     The Separate Account was established on November 2, 1987, pursuant to a resolution of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance law and regulation the income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains or losses of the Company. The assets of the Separate Account, equal to the reserves and other liabilities arising under the Policies, are not chargeable with liabilities arising out of any other business conducted by the Company. In addition, all income, gains or losses, whether or not realized, and expenses with respect to a Division shall be credited to or charged against such Division without regard to income, gains or losses, or expenses of any other Division. The assets of the Separate Account are held with relation to the Policies described in this Prospectus. The assets of the Separate Account may also, in the future, be derived from other flexible premium and scheduled premium variable life insurance contracts. Also, although the assets maintained in the Separate Account attributable to the Policies will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under Policies, including the promise to make benefit payments, are general corporate obligations of the Company. The Separate Account is organized as a unit investment trust under the Investment Company Act of 1940.

     The Company is taxed as a life insurance company under the Tax Reform Act of 1984, as amended. The operations of the Separate Account are part of the total operations of the Company, but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability.

     The Separate Account is not affected by federal income taxes paid by the Company with respect to its other operations and, under existing federal income tax law, investment income and capital gains attributable to the Separate Account are not taxed. The Company reserves the right to charge the Separate Account with, and create a reserve for, any tax liability which the Company determines may result from maintenance of the Separate Account. To the best of the Company's knowledge there is no current prospect of such liability.


     A policyowner directs the Company to allocate premium payments, less premium expense charges, among the Divisions which invest exclusively in shares of corresponding Accounts ("Account" or "Accounts") of the Fund. These Accounts also offer their shares to separate accounts of the Company to fund variable annuity contracts. See "Eligible Purchases and Purchase of Shares" in the Fund's Prospectus for a discussion of the potential risks associated with "mixed funding." The Balanced Division invests only in shares of the Balanced Account, the Bond Division invests only in shares of the Bond Account, the Capital Value Division invests only in shares of the Capital Value Division, the High Yield Division invests only in the High Yield Account, the MidCap Division invests only in the MidCap Account and the Money Market Division invests only in the Money Market Account.

     Balanced Account -- The investment objective of the Balanced Account is to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the investment advisor's judgment do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies. In seeking to achieve the investment objective, this Account invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. This Account may also invest in other equity securities and debt securities issued or guaranteed by the United States government and its agencies or instrumentalities. This Account seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. Principal Management Corporation (the "Manager") will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Manager will be successful in achieving this goal. The portions of the Account's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Account's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Manager as to general market and economic conditions, trends in investment yields and interest rates and changes in fiscal or monetary policies.


     Bond Account -- The investment objective of the Bond Account is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. In seeking to achieve the investment objective, this Account will predominantly invest in marketable fixed-income debt securities. Investments will be made generally on a long-term basis, but this Account may make short-term investments from time to time as deemed prudent by the investment advisor. Longer maturities typically provide better yields but will subject this Account to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change. The market price of fixed-income securities such as those purchased by this Account is affected by changes in interest rates generally. As interest rates rise, the market value of fixed-income securities will fall, adversely affecting the net asset value of this Account. The value of fixed-income securities may also be affected by changes in the credit rating or financial condition of the issuer.

     Capital Value Account -- The principal objective of the Capital Value Account is long-term capital appreciation and growth of future investment income. The assets of this Account consist principally of a portfolio of common stocks. The value of the investments held by this Account fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of this Account's management to anticipate changes in such investments necessary to meet changes in economic conditions. Historically, the value of a diversified portfolio of common stocks such as invested in by the Capital Value Account, held for an extended period of time, has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the values of such common stocks have declined while the cost of living was rising.

     High Yield Account -- The primary investment objective of High Yield Account is high current income. Capital growth is a secondary objective when consistent with the objective of high current income. This Account invests primarily in high yielding (high risk), lower or non-rated fixed-income securities, commonly known as junk bonds, constituting a diversified portfolio which the investment advisor believes does not involve undue risk to income or principal. The market value of this Account's investments will change in response to changes in interest rates and other factors. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The Fund's prospectus provides a thorough description of the risks associated with junk bonds which should be read before allocating premium contributions to the High Yield Division.

     MidCap Account -- The objective of the MidCap Account is to achieve capital appreciation by investing primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the investment advisor, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. This Account will seek to be relatively fully invested at all times in equity securities. From time to time, this Account may, for defensive purposes and without limit as to the proportion of assets invested, hold varying proportions of cash, United States government securities, nonconvertible securities and straight debt securities.

     Money Market Account -- The Money Market Account has an investment objective of obtaining maximum current income available from short-term securities consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments. This Account invests in United States dollar denominated instruments having a maturity of 397 days or less that the Account's Manager, subject to the oversight of the Fund's board of directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. See the Fund's prospectus for details. The value of the investments held by this Account may fluctuate, although the net asset value per share is normally expected to remain at $1. However, its yield will vary with changes in short-term interest rates. Over the last two decades there has been a general correlation between short-term interest rates and the cost of living, but there has been no exact correlation and for some periods such rates have declined while the cost of living was rising.

     Policyowners make their own decisions on the allocations to and between the Divisions, based upon their unique circumstances and perceptions of economic conditions. Additional information concerning these Accounts, including their investment policies and restrictions, investment management fees and expenses, is given in the prospectus which accompany this Prospectus. It should be read in conjunction with this Prospectus.

     The investment advisor to the mutual funds is Principal Management Corporation which is a wholly-owned subsidiary of Princor Financial Services Corporation, which is a wholly-owned subsidiary of Principal Financial Group, Inc., which is a wholly-owned subsidiary of the Company. The current investment management fee at an annual rate of .50% of the first $100 million of each fund's average daily net assets and .45% of the next $100 million of each Account's daily average net assets is charged monthly against Bond Account, Capital Value Account and Money Market Account. The current investment management fee at an annual rate of .60% of the average daily net assets is charged monthly against Balanced Account and High Yield Account. The current investment management fee at an annual rate of .65% of the first $100 million of the fund's average daily net assets and .60% of the next $100 million of the fund's average daily net assets is charged monthly against MidCap Account.

PREMIUMS

Purchase Procedures

     To apply for a Policy, a completed application, including any required supplements, must be submitted to the Company through the agent or broker selling the Policy. If interim coverage is desired, a payment in at least the required minimum initial premium amount must be submitted with the completed application. The required minimum initial premium amount for any Policy (including a Policy issued on an application submitted without an accompanying payment) is three times the minimum monthly premium shown on the Policy's data pages. The minimum monthly premium is the amount that, if paid, will keep the Policy in force for one month, taking into account the Policy's current monthly deduction and surrender charges. The Company will not issue policies to insure persons over age 75. Applicants for insurance must furnish satisfactory evidence of insurability. Acceptance is subject to the Company's insurance underwriting guidelines and suitability rules and procedures. The Company reserves the right to reject any application or related premium if in the view of the Company, the Company's insurance underwriting guidelines and suitability and procedures are not satisfied. The minimum face amount for a Policy at issue is $25,000. The Company reserves the right to revise its rules from time to time to specify either a higher or a lower minimum face amount.

     If a payment in at least the required minimum initial premium amount is submitted with the completed application, then a conditional receipt is given to the applicant, reflecting receipt of the initial payment and outlining any interim coverage in effect until the Company either issues or declines to issue a Policy. Subject to variations by state based on differing state requirements, the terms of the conditional receipt are described in this paragraph. If all of the conditions precedent set forth in the conditional receipt are fulfilled exactly, interim coverage under the conditional receipt will take effect on the date upon which all initial application requirements have been completed. The initial application requirements consist of full completion and signing of the application and all necessary supplements, and any medical exams and tests required by the Company's published rules. The amount of the interim coverage is: the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable on a standard or more favorable basis; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only on a basis less favorable than standard. Interim coverage provided under the conditional receipt ends on the earliest of: (1) 75 days after the date coverage commenced under the conditional receipt, (2) the date the Company mails the proposed owner a premium refund and notice that the Company will not consider the application on a prepaid basis, (3) the date the Company mails the proposed owner a premium refund and a notice that no Policy will be issued on the application, or (4) the date a Policy is presented to the proposed owner (whether or not accepted by the proposed owner).

     Pending receipt of approval by New York of the conditional receipt described above, a different conditional receipt will continue to be used in that state. Under the conditional receipt in use in New York, interim coverage starts on the later of: (1) the date of completion of the application and supplements thereto or (2) the date any required medical exam or other medical tests are completed. However, if all the conditions of the receipt are met except any required medical exam or test, insurance is provided under the conditional receipt not to exceed the maximum amount available based on the Company's underwriting rules without the medical exam or test. The amount of the interim coverage is: the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable at the Company's Standard rate or at the rate applied for or at a better rate; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only at a higher premium rate than the Company's standard premium rate and the premium rate applied for. Interim coverage provided under the conditional receipt ends on the earlier of:
(1) five days after a nonacceptance notice is mailed by the Company to the applicant, (2) the day before the policy date when the Policy is issued as applied for, (3) the date a Policy issued other than as applied for is presented to the applicant for acceptance, or (4) 75 days after the date coverage commenced under the conditional receipt.

     Another conditional receipt is used in the state of Kansas. It provides that interim coverage starts on the date on which all initial application requirements are completed. The amount of interim coverage is the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable on a standard or more favorable basis; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only on a basis less favorable than standard. Interim coverage provided under the conditional receipt ends on the earliest of: (1) the date the Company mails the proposed owner a premium refund and notice that the Company will not consider the application on a prepaid basis, (2) the date the Company mails the proposed owner a premium refund and notice that no policy will be issued on the application, or (3) the date a policy is presented to the proposed owner (whether or not accepted by the proposed owner).

     If the Company determines to issue a Policy and has received the required minimum initial premium, the Policy will be given a policy date. The policy date is the date by which both the application and a premium payment in an amount at least equal to the required minimum initial premium for the Policy have been received in the home office of the Company. The Company does not date Policies on the 29th, 30th or 31st day of any month of the year. Policies which would otherwise be dated on these days except for this rule will be dated on the 28th day of the month. The policy date is shown on the Policy's data pages.

Payment Of Premiums

     Premiums must be paid to the Company at its home office. There is no fixed schedule of premium payments on a Policy, either as to the amount or timing of the payments, although a minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). A policyowner may determine, within specified limits, the planned periodic premium schedule for the Policy. These limits will be set forth by the Company and will include a minimum initial premium payment. Planned periodic premium schedules may provide for annual, semi-annual, quarterly or monthly withdrawal payments. A "pre-authorized withdrawal" allows the Company to deduct premiums, on a monthly basis, from the policyowner's checking or other financial institution account. The policyowner is not required to pay planned periodic premiums. Failure to make any premium payment will not necessarily result in termination of a Policy provided that (1) any Minimum Required Premium is paid and the Policy's net surrender value equals or exceeds the monthly deduction on the current monthly date or (2) the death benefit guarantee rider is in effect. Likewise, payment of premiums in accordance with the planned periodic premium schedule does not guarantee that the Policy will stay in force if the Policy's net surrender value is not at least equal to the current monthly deduction on the monthly date, unless such premiums meet the death benefit guarantee premium requirement.


     The Company will send premium reminder notices in accordance with planned periodic premium schedules. Premium payments may also be made by unscheduled premium payment made to the Company at its home office or by payroll deduction where allowed by law and approved by the Company. During the year ended December 31, 1997 the Company received premium payments totaling $___________.


Premium Limitations

     In no event can the total of all premiums paid exceed the current maximum premium limitations required by the Internal Revenue Code in order to qualify a Policy as a life insurance contract. The premium limitations are imposed in order to assure favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the maximum premium limitations specified in the Internal Revenue Code. No premium payment may be less than $30, except the minimum monthly premium for Policies issued to insure persons ages 0 to 14 may be no less than $15. Premium payments less than the minimum amount will be returned to the policyowner.

     It is possible a premium payment could increase a Policy's death benefit by more than it increases the Policy's accumulated value because of the manner in which the Policy's death benefit is calculated. In order to qualify a Policy as a life insurance contract under provisions of the Internal Revenue Code, the death benefit must be at least equal to an applicable percentage of the accumulated value. This percentage starts at 250% for insureds age 40 and under and grades down to 100% for insureds age 95. For example, a hypothetical Policy insuring the life of a 35-year old with an accumulated value of $20,000 must have a death benefit in at least the amount of $50,000 ($20,000 x 250%, the applicable percentage). Suppose a premium is paid that, after deduction of the premium expense charge, increases this hypothetical Policy's accumulated value by $1,000. The Internal Revenue Code test requires that the death benefit for the hypothetical Policy be at least $52,500 ($21,000 x 250%). Hence, if the death benefit before the premium were $50,000, the $1,000 increase in accumulated value would produce a $2,500 increase in the death benefit of this hypothetical Policy. In such a situation where a premium payment increases a Policy's death benefit by more than it increases the Policy's accumulated value, the Company reserves the right to refund the premium payment. Evidence of insurability under the Company's current underwriting rules then in effect may be required before acceptance of any such premium.

Allocation Of Premiums

     The initial premium payment, less the premium expense charge, is allocated to the Money Market Division of the Separate Account on the later of the policy date or the end of the valuation period during which the first premium is received. Any additional premiums received at the home office of the Company during the first 45 days from the policy date, less premium expense charges, will be allocated to the Money Market Division. On the 46th day from the policy date, accumulated value held in the Money Market Division is automatically transferred to the Divisions of the Separate Account in accordance with the policyowner's direction for allocation of premium payments.

     Premium payments received after expiration of the initial 45-day period described above are allocated among the Divisions in accordance with the directions in the application for the Policy. For each Division, the allocation percentage must be zero or a whole number not less than ten. The sum of the percentages for all the Divisions must equal 100. The policyowner may change the allocation of future premium payments among the Divisions without payment of any fee or penalty, at any time, by written request to the Company. Allocation percentages must be approved by the Company. New allocation percentages, once approved by the Company, will be effective as of the date written request was received at the home office of the Company.

Policy "Free Look"

     The policyowner has a limited right to return the Policy for cancellation and receive a refund in an amount equal to the premiums paid (For policies applied for in the state of California, the amount refunded is determined as set forth below). The request to cancel a Policy must be in writing. The Written Request and the Policy must be personally delivered or mailed (as determined by its postmark) to the home office of the Company or to the agent or broker who sold the Policy before the later of:

     o 10 days (30 days for Policies applied for in the state of California by policyowners age 60 or over) after the Policy is received by the policyowner;

     o 10 days (30 days for Policies applied for in the state of California by policyowners age 60 or over) after a written notice is delivered or mailed (as determined by its postmark) to the policyowner which tells about the cancellation right; or

     o 45 days after the policyowner completes the application.

     For Policies applied for in the state of California by persons age 60 or over, the amount refunded is equal to (1) plus (2) plus (3) where:

     1. Is the Policy Value as of the date the Company receives the policyowner's Written Request for cancellation; and

     2. Is the Premium Expense Charge(s) deducted from gross premiums; and

     3. Is the Monthly Policy Charge(s) deducted from the Policy Value.

     Any increase in face amount will carry its own free look period. If the Company does not approve a requested face amount increase or the policyowner cancels a request for face amount increase that has not yet become effective, the Company will refund to the policyowner any payment submitted with the proposed face amount increase. If on or after the effective date of the increase the policyowner exercises the limited right to cancel the face amount increase, then the Company will refund to the policyowner only that portion of the premiums paid with the adjustment application and during the free look period attributable to the face amount increase, unless directed otherwise by the policyowner. The portion of the premiums paid attributable to the face amount increase is determined by use of the ratio guideline annual premiums for the increase to guideline annual premiums for the Policy. The Company will also reverse the amount of any monthly deduction attributable to the face amount increase and return it to the Policy's accumulated value, unless the policyowner and the Company agree on another method of refund.

     The refunded amount will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation is received in the Company's home office. (See "Postponement of Payments.")

Policy Termination

     An initial minimum premium payment is required to commence coverage under a Policy. A minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). A notice of impending termination of a Policy will be sent if, during the 12 months following the policy date, the sum of the premiums paid is less than the Minimum Required Premium on a monthly date.
The Minimum Required Premium on a monthly date is equal to (1) times (2) where:

     1. Is the minimum monthly premium shown on the data page; and

     2. Is one plus the number of completed months since the policy date.

     Further, a notice of impending termination of a Policy will be sent if the net surrender value of the Policy is not at least equal to the monthly deduction on the current monthly date, and the death benefit guarantee premium requirement has not been satisfied. (See "Death Benefit Guarantee Rider.")

     The grace period begins when a notice of impending termination is mailed to a policyowner. The notice will be sent to the last post office address of the policyowner known to the Company. It will show the minimum payment required to keep the Policy in force. The notice will also show the 61-day period during which the Company will accept the required payment.

     If the grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is the past due Minimum Required Premium, which is:

     1. The Minimum Required Premium due on the next following monthly date.

         LESS

     2. The sum of the premiums paid since the policy date.

     If the grace period ends before receipt by the Company of the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy which would be the excess of (1) over (2) where:

     1. Is the net surrender value on the monthly date at the start of the grace period; and

     2. Is the two monthly deductions applicable during the grace period.

     The refunded amount will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation is received in the Company's home office. (See "Postponement of Payments.")

     If the grace period begins because the net surrender value is less than the current monthly deduction, the minimum payment is three times the monthly deduction which was due and unpaid. This payment is intended to reimburse the Company for the monthly deductions during the 61-day grace period and provide sufficient accumulated value to pay the monthly deduction for the first monthly date following the grace period. There is no guarantee the amount requested at the beginning of the grace period will be sufficient to actually meet the three monthly deductions as they are processed. Should the Policy's net surrender value not at least equal the monthly deduction on any monthly date, a new 61-day grace period will commence.

     The Policy will continue in force through a grace period; but, if the required payment is not received by the Company during the 61-day period, the Policy will terminate as of the monthly date on or immediately preceding the start of the grace period. If the insured dies during a grace period, the policy proceeds will be reduced by the amount of the monthly deduction or deductions due and unpaid at the insured's death, as well as by loans and unpaid loan interest.

     A Policy will also terminate if the policyowner makes a total surrender of the Policy, the death proceeds under the Policy are paid or the maturity proceeds under the Policy are paid. When a Policy terminates for any reason, all policy privileges and rights of the policyowner under the Policy end.

Reinstatement

     A policyowner may, however, reinstate a Policy which terminated as a result of insufficient premium payment, subject to certain conditions. A Policy may be reinstated only prior to the maturity date and while the insured is alive. The application for reinstatement must be personally delivered or mailed to the Company at its home office within three years of a Policy's termination. (In some states, the Company is required by law to provide a longer period of time within which a Policy may be reinstated.) Satisfactory proof of insurability based upon the Company's underwriting rules then in effect and payment of a reinstatement premium of at least the greater of (1) an amount that, after deduction of premium expense charges, is sufficient to allow at least three monthly deductions or (2) the past due Minimum Required Premium are required. Payment of monthly deductions for the period of termination is not required. If a policy loan or loan interest was unpaid at the time of termination, the Company will require repayment or reinstatement of the loan and any loan interest before permitting reinstatement of the Policy. Loan interest will not be charged for the period the Policy was terminated. Reinstatement will be effective on the next monthly date following the Company's approval of the reinstatement application. The policy date of the Policy will remain the original policy date and will not be changed at reinstatement, although surrender charges for total surrender following reinstatement will resume at the rate charged at the time of the Policy's termination, as adjusted for the payment of past due premiums, if any. Upon reinstatement of a Policy, all the rights and privileges of the owner are restored.

DEATH BENEFITS AND RIGHTS

Death Proceeds

     As long as a Policy remains in force, the Company will, upon proof of the insured's death, pay the death proceeds under the Policy to the named beneficiary in accordance with the designated death benefit option. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus the proceeds from any benefit rider on the insured's life, less any loan and loan interest on the Policy, and less any overdue monthly deductions if the insured died during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy. The Company pays interest on the death proceeds from the date of death until date of payment or until applied under a benefit option. Interest on death proceeds is at a rate the Company determines, but not less than required by state law.

Death Benefit

     The Policy provides two death benefit options: Option 1 and Option 2. The policyowner designates the death benefit option in the application. Both Option 1 and Option 2 provide insurance protection combined with the opportunity for increasing accumulated value. Under Option 1, the amount of death benefit remains level (until the accumulated value exceeds certain limits). Under Option 2, the total death benefit increases as the accumulated value increases. Thus, Option 1 emphasizes the growth of accumulated value while Option 2 emphasizes the total available death benefit.

        Option 1

        The death benefit is the greater of the Policy's current face amount or the Policy's accumulated value on the date of death multiplied by the applicable percentage.

        Option 2

        The death benefit is the greater of the Policy's current face amount plus its accumulated value on the date of death or the Policy's accumulated value on that date multiplied by the applicable percentage.

Applicable Percentage

     The Policy provides that the death benefit is at least equal to the amount of insurance proceeds required by the Internal Revenue Code to qualify the Policy as a life insurance contract. That death benefit amount is calculated by multiplying the Policy's accumulated value by an applicable percentage set forth in the Internal Revenue Code based on the insured's age. The applicable percentages are:

                        TABLE OF APPLICABLE PERCENTAGES*

                 (For ages not shown, the applicable percentages
            shall decrease by a pro rata portion for each full year.)
                  Insured's Attained Age                     %
                  ----------------------                    ---
                       40 and under                         250
                       45                                   215
                       50                                   185
                       55                                   150
                       60                                   130
                       65                                   120
                       70                                   115
                       75 through 90                        105
                       95                                   100

*The Company has reserved the right, where allowed by law, to change or delete the applicable percentages as required by amendments to the Internal Revenue Code.

     Illustration of Option 1. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $25,000.

     Under Option 1, because the death benefit will be equal to or greater than 250% of the accumulated value under this illustrative Policy, any time the accumulated value of the Policy exceeds $10,000, the death benefit will exceed the Policy's $25,000 face amount. Each additional dollar added to accumulated value above $10,000 will increase the death benefit by $2.50. Similarly, any time accumulated value exceeds $10,000, each dollar taken out of accumulated value will reduce the death benefit by $2.50. If, for example, the accumulated value is reduced from $12,000 to $10,000 because of charges or negative investment performance, the death benefit will be reduced from $30,000 to $25,000. If, however, at any time in this illustration 250% of the accumulated value is less than $25,000 and no partial surrenders have been made, the death benefit will equal $25,000. A partial surrender causes the face amount to decrease by the amount of the partial surrender and the transaction charge.

     Illustration of Option 2. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $25,000.

     Under Option 2, a Policy with an accumulated value of $5,000 will have a death benefit of $30,000 ($25,000 + $5,000); an accumulated value of $15,000 will yield a death benefit of $40,000 ($25,000 + $15,000). The death benefit under this illustrative Policy, however, must be at least equal to 250% of accumulated value (accumulated value plus 150% of accumulated value). As a result, if the accumulated value of the Policy exceeds $16,667, the death benefit will be greater than the face amount plus accumulated value. Each additional dollar of accumulated value above $16,667 will increase the death benefit by $2.50. A contract on a 40-year old insured that has an accumulated value of $20,000 will provide a death benefit of $50,000 (250% x $20,000). Similarly, any time accumulated value exceeds $16,667, each dollar taken out of accumulated value reduces the death benefit by $2.50. If, for example, the accumulated value is reduced from $20,000 to $17,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $50,000 to $42,500. If, however, at any time in this illustration 250% of the accumulated value were less than $25,000 plus accumulated value, the death benefit would be $25,000 plus the accumulated value of the Policy.

     The Company guarantees that, so long as the Policy remains in force, the death benefit under either death benefit option will never be less than the current face amount of the Policy. However, the death proceeds payable may be less than the death benefit in the event of policy loans, unpaid loan interest or overdue monthly deductions.

Change in Death Benefit Option

     A policyowner may make a written request to change the death benefit option on or after the first anniversary of a Policy. Only two changes in death benefit option are allowed per policy year. There are no charges or fees for changing the death benefit option. Any written request for change in death benefit option must be approved by the Company. The effective date of any change will be the monthly date that coincides with or next follows the day the request for change is approved by the Company. A change in death benefit option will affect future cost of insurance charges.

     If the death benefit option is changed from Option 1 to Option 2, the new face amount will be the old face amount decreased by the Policy's accumulated value as determined on the effective date of the change. This change will not be allowed if it will result in a face amount less than the minimum face amount of $25,000. Changing from Option 1 to Option 2 may require evidence of insurability satisfactory to the Company that the insured is insurable for the new death benefit under its underwriting rules then in effect.

     If the death benefit option is changed from Option 2 to Option 1, the new face amount will be the old face amount increased by the Policy's accumulated value as determined on the effective date of the change. Changing from Option 2 to Option 1 does not require evidence of insurability.

Adjustment Options

     A policyowner may make a written request to increase the face amount of a Policy at any time, so long as the Policy is not in a grace period or monthly deductions are not being waived under a rider. A policyowner may make a written request to decrease the face amount at any time on or after the first Policy anniversary so long as the Policy is not in a grace period or monthly deductions are not being waived under a rider. Any written request for adjustment of face amount must be approved by the Company and is subject to these additional conditions:

     1. Any request for an increase in face amount must be applied for by a supplemental application, signed by the insured, and shall be subject to evidence of insurability satisfactory to the Company under its insurance underwriting guidelines and suitability rules and procedures then in effect. The minimum increase in face amount is $5,000. The age of the insured must be 75 or less at the time of the request.

     2. A request for a decrease in face amount must be applied for by a supplemental application, signed by the insured, and may not reduce the face amount of the Policy below $25,000.

     3. Any increase in face amount will be in a risk classification the Company determines.

     4. Any adjustment approved by the Company will become effective on the monthly date that coincides with or next follows the Company's approval of the request.

     Any payment submitted with a proposed face amount increase is held initially in the General Account without interest. If the Company approves the adjustment, then on the effective date of the adjustment the amount of the premium payment so held, less the Premium Expense Charge, is allocated among the Divisions in accordance with the policyowner's existing directions for allocation of premium payments. Net premiums paid after an increase in face amount also are allocated among the Divisions in accordance with the policyowner's existing directions for allocation of premium payments.

     Any increase in face amount will carry its own free look period and exchange right, which apply only to the increase in face amount, not the entire Policy. The policyowner has a limited right to cancel the face amount increase. The request to cancel a face amount increase must be in writing. The written request and the Policy data pages reflecting the increase must be personally delivered or mailed to the home office of the Company or to the agent or broker who sold the face amount increase before the later of:

     o 10 days after Policy data pages reflecting the increase are received by the policyowner;

     o 10 days after a written notice is delivered to the policyowner which tells about the cancellation of face amount increase right; or

     o 45 days after the policyowner completes the application for the face amount increase.

     If the Company does not approve a requested face amount increase or the policyowner cancels a request for face amount increase that has not yet become effective, the Company will refund to the policyowner any payment submitted with the proposed face amount increase. If on or after the effective date of the increase the policyowner exercises the limited right to cancel the face amount increase, then the Company will refund to the policyowner only that portion of the premiums paid with the adjustment application and during the free look period attributable to the face amount increase, unless directed otherwise by the policyowner. Any amount to be refunded will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation of the face amount increase is received in the Company's home office or the request for face amount is disapproved by the Company. (See "Postponement of Payments.") The Company will also reverse the amount of any monthly deduction attributable to the face amount increase and return it to the Policy's accumulated value unless the policyowner and the Company agree on another method of refund.

     During the first 24 policy months following issuance of Policy data pages reflecting an increased face amount, but not while the Policy is in a grace period, the policyowner may exchange the increased face amount for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. On the date of exchange, a portion of the Policy's accumulated value attributable to the increase will be transferred to the fixed benefit policy. The portion of the Policy's accumulated value attributable to the increase in face amount is determined by use of the ratio of guideline annual premiums for the increase to guideline annual premiums for the Policy, determined at the adjustment date for the face amount increase.

     Premium payments made under the Policy after exercise of this exchange right will be credited only to the Policy. A new Policy will be issued upon exercise of the exchange right which will require payment of its own premiums. A portion of any policy loan and loan interest may be required to be repaid prior to the exchange or transferred to the new Policy. In all other respects, this exchange right for face amount increases is the same as that available for the purchase of the Policy (See "Right to Exchange Policy.")

POLICY VALUES

Calculation of Accumulated Value

     The Policy's accumulated value is equal to the total of its investment account values and any amounts in the Policy's loan account. An investment account is established for each Division of the Separate Account, representing the interest of the Policy for such Division. A Policy's investment account value for each Division is equal to the number of units in that investment account multiplied by the Division's unit value.

     When an amount is allocated or transferred to a Division, units are credited to the appropriate investment account. When an amount is deducted or transferred from a Division, units of the appropriate investment account are cancelled. The number of units and fractional units credited or cancelled is equal to the dollar amount of the transaction divided by the unit value of the Division for the valuation period when the transaction occurs. The unit value of each Division is determined on each valuation date. The number of units credited or cancelled will not change because of subsequent changes in unit value. The dollar value of each Division's units will vary depending upon the investment performance of the corresponding mutual fund.

Units

     On the later of the policy date or the end of the valuation period during which the first premium is received, the number of units in an investment account equals: (1) the first net premium allocated to that Division; less (2) the monthly deduction withdrawn from that Division for the first policy month; divided by (3) the unit value for that Division on that valuation date. At the end of each valuation period thereafter, the number of units in an investment account equals (1) plus (2) plus (3) less (4) less (5) less (6) where:

     (1) is units in the investment account on the previous valuation date;

     (2)is units credited to the investment account when any additional net premium is allocated to the Division during the current valuation period;

     (3)is units credited for transfers from another Division or from the loan account during the current valuation period;

     (4)is units cancelled for transfers to another Division, transaction charges, or transfers to the loan account to secure a policy loan during the current valuation period;

     (5)is units cancelled for partial surrenders and transaction charges during the current valuation period; and

     (6)is units cancelled to pay the monthly deduction from the Division whenever a valuation period includes a monthly date.

Unit Values

     The unit value of each Division's units was initially established at $10.00. Thereafter, the unit value of a Division on any valuation date is calculated by multiplying (1) by (2) where:

     (1) is the Division's unit value on the previous valuation date; and

     (2) is the net investment factor for the current valuation period.

     The unit value of each Division's units on any day other than a valuation date is the unit value as of the next valuation date.

Net Investment Factor

     The net investment factor measures the investment performance of each Division and is used to determine changes in unit value from one valuation period to the next valuation period. The net investment factor for a valuation period is equal to:

     1. The quotient obtained by dividing:

        a. the net asset value of a share of the underlying Account as of the end of such valuation period, plus the per share amount of any dividend or other distribution made by that Account during such valuation period (less any amount charged against the Division for taxes or any amount set aside during the valuation period by the Company to provide for taxes attributable to the operation or maintenance of that Division); by

        b. the net asset value of a share of that Account as of the end of the immediately preceding valuation period;

     LESS

     2. a current mortality and expense risks charge of .0020548% on a daily basis (.75% on an annual basis) for the number of days within such valuation period. The mortality and expense risks charge is guaranteed not to exceed .0024658% on a daily basis (.90% on an annual basis).

     The amount of any taxes charged against a Division or set aside and the amount derived from the mortality and expense risks charge will be accrued daily and will be transferred from the Separate Account to the general account of the Company at the discretion of the Company.

Valuations in Connection with a Policy

     All valuations in connection with a Policy, i.e., determining units to be credited or cancelled with respect to investment accounts, determining net surrender value, and calculation of the death benefit on the insured's death, will be made on the date of the transaction or on the date of the insured's death, if applicable, if such date is a valuation date. Otherwise, such determination will be made on the next succeeding day which is a valuation date for the Policy.

Transfers

     Accumulated value may be transferred among the Divisions. The total amount transferred each time must be at least $250 unless a lesser amount constitutes the Policy's entire accumulated value in a Division. The effective date of a transfer is the date the request is received at the home office of the Company. All transfers with the same effective date count as one transfer. Four transfers may be made in any one year without charge to the policyowner. Thereafter, a transaction charge of $25 is imposed to cover administrative costs for each transfer. The transaction charge is deducted on a prorated basis from the Divisions from which accumulated value is transferred, unless the policyowner directs the Company to deduct the transaction charge from only one Division. The transaction charge is deducted from the affected Divisions before accumulated value held in those Divisions is transferred. If the transfer of a Policy's entire accumulated value in a Division is requested, the amount transferred will be the Policy's accumulated value in the Division, less any transaction charge.

Policy Loans

     So long as a Policy remains in effect and the Policy has loan value, a policyowner may borrow money from the Company using the Policy as the only security for the loan. A Policy's loan value, which is the maximum amount that may be borrowed, is (1) minus (2) where: (1) is 90% of the Policy's surrender value and (2) is any outstanding policy loans and unpaid loan interest. The loan value is determined as of the loan date. The loan date is the date a loan request is processed at the home office of the Company.

     The minimum amount of any policy loan is $500. Proceeds of policy loans ordinarily will be disbursed within seven days from the date of receipt of a written request at the Company's home office. (See "Postponement of Payments.")

     When a policy loan is made, a portion of the Policy's accumulated value equal to the amount of the loan is transferred to the loan account from the Divisions in the proportion requested by the policyowner. If no request for allocation of the loaned amount is made by the policyowner, the loan amount will be withdrawn from the Divisions in the same proportion as was the most recent monthly deduction. Any loan interest that is due and unpaid will be transferred in the same manner. Accumulated value in the loan account will accrue interest daily at an effective annual rate of six percent. Such interest will be transferred to the Separate Account and allocated on the policy anniversary to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments. A Policy's loan account is part of the Company's general account.

     The Company charges interest on policy loans. Interest accrues daily at an effective annual rate of eight percent. Interest is due and payable at the end of the policy year. Any interest not paid when due is added to the loan principal and bears interest at the rate of eight percent. Adding unpaid interest to the loan principal will cause additional amounts to be withdrawn from the Divisions in the same manner as described above for loans. Amounts withdrawn from the Divisions for unpaid loan interest will be transferred to the loan account.

     Unpaid policy loans and loan interest reduce the Policy's net surrender value and may cause it to be less than the monthly deduction on a monthly date. If on any monthly date the net surrender value is not sufficient to pay the monthly deduction, the 61-day grace period provision will apply. (See "Policy Termination.")

     So long as a Policy remains in force, policy loans and loan interest may be repaid in whole or in part at any time during the insured's life. The minimum loan repayment amount is $30. If the policyowner does not designate a payment as a premium payment or if the Company cannot identify it as a premium payment, the Company will apply the payment received as a loan repayment. Accumulated value in the loan account equal to the loan repayment will be transferred to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments. Any policy loan, whether repaid or not, is likely to have a permanent effect on the Policy's accumulated value. Accumulated value held in the Policy's loan account will earn interest at an effective annual fixed rate of six percent. If the policy loan had not been made, that accumulated value would have reflected the investment experience of the chosen Division or Divisions. Any policy loans and loan interest are subtracted from life insurance proceeds payable at the insured's death, from surrender value upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment, and from accumulated value payable at maturity.

Surrender

     A Policy has a surrender value and a net surrender value. The surrender value of a Policy is its accumulated value less the surrender charge. The net surrender value of a Policy is its surrender value less any loans and loan interest.

     So long as the Policy is in effect, a policyowner may elect to surrender the Policy and receive its net surrender value as of the date the Company receives the policyowner's written request at its home office. After the first policy anniversary and so long as a Policy is in effect, a policyowner may request a partial surrender of the accumulated value of the Policy, but no more than two times per policy year. The minimum amount of a partial surrender is $500 and the maximum amount of any one partial surrender is 50% of the Policy's net surrender value at the time written request for partial surrender is received at the Company's home office. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed on each partial surrender, which is intended to cover the administrative costs of processing the partial surrender. There is no surrender charge assessed upon a partial surrender. The Policy's accumulated value reduces by the amount of the partial surrender plus the amount of the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount also reduces by the amount of the partial surrender and the transaction charge.

     A policyowner may designate the amount of the partial surrender to be withdrawn from each of the Divisions. If no designation is made, the amount of the partial surrender will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction. The transaction charge is deducted on a prorated basis from the Divisions from which accumulated value is surrendered unless the policyowner directs the Company to deduct the transaction charge from only one Division.

     A surrender charge is imposed upon total surrender of a Policy which occurs at any time within the first ten years after the policy date. In addition, if total surrender of a Policy occurs at any time within the first ten years after the adjustment date of a face amount increase, a surrender charge attributable to the face amount increase will be imposed. (See "Surrender Charge." ) The surrender charge will be waived if the Policy is surrendered in connection with an exchange offer for another policy issued by the Company. Proceeds from partial or total surrender of a Policy will ordinarily be disbursed within seven days from the date of receipt of a written request at the Company's home office. (See "Postponement of Payments.")

CHARGES AND DEDUCTIONS

     The Company will make certain charges and deductions to support the operation of the Policy and the Separate Account. Some charges will be deducted from premium payments as received, some charges will be deducted from the Policy's accumulated value on a monthly basis, some charges will be deducted on a daily basis from the value of the Separate Account, and other charges will be deducted from the Policy's accumulated value upon total surrender or termination of a Policy. In addition, there are fees for the administrative costs involved in processing certain transfers and all partial surrenders of accumulated value.

Premium Expense Charge


     Upon receipt of each premium payment, the Company deducts a premium expense charge. The premium expense charge includes a 5% of premium sales load and a premium tax charge of 2%. For the year ended December 31, 1997, the Company collected $__________ in premium expense charges and $___________ in premium tax charges. In addition, a sales load of up to a maximum of 25% of the minimum first year premium may be imposed as a part of a surrender charge upon total surrender or termination of a Policy for insufficient value. Sales loads, including the sales load portion of the surrender charge more fully described below, are intended to compensate the Company for distribution expenses including registered representatives' commissions, the printing of prospectuses and sales literature, and advertising. The sales loads imposed in any policy year are not necessarily related to actual distribution expenses incurred in that year. Instead, the Company expects to incur the majority of distribution expenses in the early years of a Policy and to recover any deficiency over the life of a Policy. To the extent distribution expenses exceed sales loads (including the sales load portion of surrender charges, if any) in any year, the Company will pay them from its other assets or surplus in its general account, which includes amounts derived from mortality and expense risks charges and from mortality gains.


     The premium tax charge portion of the premium expense charge is deducted to cover premium taxes imposed against the Company by governmental entities. The premium tax charge, which cannot be changed, is not expected to exceed the premium taxes charged to the Company.

     No reduction in the charge is made to reflect the fact that in some states the Company may pay state income taxes in lieu of a portion of the premium tax liability for that state.

Monthly Deduction


     On each monthly date, the Company will deduct from the accumulated value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The monthly deduction consists of a monthly administration charge, a charge for the cost of insurance and a charge for any optional benefits added by rider. During the year ended December 31, 1997 administrative and cost of insurance charges totaled $_______________.


     The current monthly administration charge for a Policy is $4.75 per month and is guaranteed never to exceed $5.00 per month. The Policy also provides for a contingent deferred administration charge which is a part of the surrender charge imposed upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment. The monthly administration charge and the deferred administration charge reimburse the Company for the recurring administrative expenses related to the Policy and the Separate Account. These expenses are expenses other than sales expenses and include, for example, the cost of processing applications, conducting medical examinations, determining insurability, establishing policy records, premium reminders and collection, record keeping, processing death benefit claims and policy changes, reporting, and overhead costs. The Company does not expect to recover from the administration charges any amount above its accumulated expenses associated with the Policies and the Separate Account.

     The monthly cost of insurance charge is calculated as (1) multiplied by the result of (2) minus (3) where:

     (1) is the cost of insurance rate as described below divided by 1,000;

     (2) is the death benefit at the beginning of the policy month; and

     (3) is the accumulated value at the beginning of the policy month.

     The cost of insurance rate is based on the sex, attained age and risk classification of the insured under the Policy. (For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the cost of insurance is not based on the sex of the insured.) The rate will be determined by the Company based upon its expectations as to future mortality experience, but the rate will never exceed the rate shown in the Table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. These guaranteed maximum rates are based on the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables. The table used will be male or female according to the sex of the insured (where allowed by law). Any change in current cost of insurance rates will apply to all individuals of the same age, sex and risk classification of the insured. However, different maximum cost of insurance rates may apply to any face amount increases under a Policy.

     The monthly deduction is made only from the Policy's accumulated value held in the Divisions of the Separate Account. No deduction is made from any accumulated value of the Policy held in the Company's general account for the purpose of securing policy loans. The amount deducted from each Division will be in accordance with policyowner instruction on the application for the Policy. The policyowner's choice of monthly deduction allocation percentages may be: (1) the same as the allocation percentages for premiums, (2) on a prorated basis or
(3) any other method of allocation agreed upon by the policyowner and the Company. For each Division, the allocation percentages must be zero or a whole number not less than ten nor greater than 100. The allocation percentages chosen by the policyowner must total 100. Requests for changes in allocation percentages are effective on the next monthly date following approval by the Company. If following the policyowner's instruction as to allocation of monthly deductions would not be possible on any monthly date due to insufficient accumulated value of the Policy in an affected Division, deductions will be allocated on a prorated basis.

Mortality and Expense Risks Charge


     The Company will assess a charge on a daily basis against each Division equal to .75% (on an annual basis) of the value of the Division to compensate the Company for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, the Company bears the risk that the costs of death benefits under the Policies will be greater than anticipated. The Company also assumes the risk that the actual cost incurred by it to administer the Policies will not be covered by charges assessed under the Policies. This charge is guaranteed never to exceed .90% on an annual basis of the assets of each Division. During the year ended December 31, 1997 mortality and expense risk charges totaled $______________.


Transaction Charge

     A transaction charge of the lesser of $25 or 2% of the amount being surrendered is imposed on each partial surrender of accumulated value. A transaction charge of $25 is imposed on each transfer of accumulated value among Divisions exceeding four per policy year. All transfers with the same effective date count as one transfer.

Surrender Charge

     During the first ten policy years, the Company will assess a surrender charge upon total surrender of a Policy or termination of a Policy when a grace period expires without sufficient premium payment. The amount of the charge assessed per $1,000 of face amount depends upon the sex (where allowed by law) and attained age of the insured on the policy date and how long the Policy has been in force. In addition, the Company will assess a surrender charge upon surrender or termination of a Policy for insufficient premium payment which occurs during the first ten policy years after the adjustment date for a face amount increase. The amount of the surrender charge assessed per $1,000 of net increase in face amount depends upon the sex (where allowed by law) and attained age of the insured on the adjustment date and how long the increase has been in force. (For Policies issued in states requiring unisex pricing or in connection with employment related insurance and benefit plans, the surrender charge is not based on the sex of the insured.) Thus, surrender of a Policy or termination of a Policy for insufficient value within the first ten policy years and within ten years after the adjustment date of a face amount increase will result in assessment of a composite surrender charge representing the charge imposed on the initial face amount and the charge imposed on the face amount increase. The surrender charge builds up on a monthly basis during the first policy year (and during the first year after a face amount increase), remains level to the end of the third policy year (and to the end of the third year after a face amount increase) and grades down gradually each year thereafter to zero in the tenth policy year (and in the tenth year after a face amount increase). Surrender charges do not decrease when the face amount of a Policy is decreased. No additional surrender charges apply when the death benefit under a Policy is changed from Option 2 to Option 1.

     The surrender charge is comprised of two parts: A contingent deferred sales charge and a contingent deferred administration charge. The contingent deferred sales charge portion of the surrender charge is assessed to recover sales expenses and is in addition to the 5% sales charge which is deducted when premium payments are made. The contingent deferred sales charge will not exceed 25% of this minimum first year premium.

     The contingent deferred administration charge portion of the surrender charge is intended to reimburse the Company for administrative expenses associated with the Policy and the Separate Account and is in addition to the monthly administration charge for a Policy. The surrender charge is a contingent charge and will never be assessed if total surrender of a Policy or termination of a Policy for insufficient value does not occur within the first ten policy years or within ten years of the adjustment date for a face amount increase.


     During the year ended December 31, 1997 the Company received surrender charges totaling $_____________.


                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                   Male Lives

 Issue      Adm.      Sales      Total      Issue     Adm.     Sales      Total
   Age     Charge     Load      Charge       Age     Charge    Load      Charge

    0       0.43      0.89       1.32        40       2.31      1.71      4.02
    1       0.69      0.63       1.32        41       2.38      1.81      4.19
    2       0.72      0.62       1.34        42       2.47      1.91      4.38
    3       0.74      0.62       1.36        43       2.56      2.02      4.58
    4       0.77      0.62       1.39        44       2.65      2.14      4.79
    5       0.80      0.61       1.41        45       2.74      2.27      5.01
    6       0.84      0.60       1.44        46       2.86      2.39      5.25
    7       0.87      0.60       1.47        47       3.00      2.50      5.50
    8       0.91      0.60       1.51        48       3.14      2.63      5.77
    9       0.93      0.61       1.54        49       3.30      2.76      6.06

   10       0.96      0.62       1.58        50       3.46      2.90      6.36
   11       0.97      0.65       1.62        51       3.63      3.06      6.69
   12       0.97      0.69       1.66        52       3.81      3.23      7.04
   13       0.96      0.74       1.70        53       4.01      3.40      7.41
   14       0.95      0.80       1.75        54       4.22      3.58      7.80
   15       0.93      0.86       1.79        55       4.44      3.78      8.22
   16       0.92      0.91       1.83        56       4.69      3.98      8.67
   17       0.91      0.96       1.87        57       4.97      4.18      9.15
   18       0.92      1.00       1.92        58       5.26      4.40      9.66
   19       0.93      1.03       1.96        59       5.55      4.66     10.21

   20       1.02      0.99       2.01        60       5.82      4.98     10.80
   21       1.07      0.99       2.06        61       6.05      5.37     11.42
   22       1.11      1.00       2.11        62       6.27      5.83     12.10
   23       1.16      1.01       2.17        63       6.48      6.34     12.82
   24       1.22      1.01       2.23        64       6.70      6.89     13.59
   25       1.28      1.02       2.30        65       6.95      7.47     14.42
   26       1.34      1.03       2.37        66       7.24      8.07     15.31
   27       1.41      1.04       2.45        67       7.55      8.71     16.26
   28       1.47      1.06       2.53        68       7.88      9.40     17.28
   29       1.53      1.09       2.62        69       8.22     10.16     18.38

   30       1.60      1.11       2.71        70       8.59     10.98     19.57
   31       1.66      1.15       2.81        71       8.98     11.87     20.85
   32       1.73      1.19       2.92        72       9.41     12.83     22.24
   33       1.80      1.23       3.03        73       9.83     13.88     23.71
   34       1.87      1.28       3.15        74       10.23    15.06     25.29
   35       1.93      1.34       3.27        75       10.58    16.38     26.96
   36       2.01      1.40       3.41
   37       2.08      1.47       3.55
   38       2.15      1.54       3.69
   39       2.23      1.62       3.85

                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                  Female Lives

 Issue     Adm.     Sales      Total    Issue       Adm.      Sales       Total
   Age    Charge    Load      Charge     Age       Charge     Load       Charge

   0       0.44     0.76       1.20      40         1.97       1.52       3.49
   1       0.66     0.54       1.20      41         2.03       1.60       3.63
   2       0.68     0.54       1.22      42         2.09       1.69       3.78
   3       0.70     0.54       1.24      43         2.15       1.78       3.93
   4       0.72     0.54       1.26      44         2.23       1.87       4.10
   5       0.74     0.54       1.28      45         2.30       1.98       4.28
   6       0.77     0.54       1.31      46         2.40       2.06       4.46
   7       0.79     0.54       1.33      47         2.51       2.15       4.66
   8       0.82     0.54       1.36      48         2.63       2.23       4.86
   9       0.84     0.54       1.38      49         2.74       2.34       5.08

  10       0.85     0.56       1.41      50         2.87       2.44       5.31
  11       0.88     0.57       1.45      51         3.00       2.56       5.56
  12       0.89     0.59       1.48      52         3.15       2.67       5.82
  13       0.90     0.61       1.51      53         3.32       2.78       6.10
  14       0.92     0.63       1.55      54         3.50       2.90       6.40
  15       0.93     0.66       1.59      55         3.67       3.04       6.71
  16       0.94     0.68       1.62      56         3.88       3.17       7.05
  17       0.96     0.70       1.66      57         4.10       3.30       7.40
  18       0.99     0.72       1.71      58         4.33       3.46       7.79
  19       1.01     0.74       1.75      59         4.62       3.58       8.20
  20       1.05     0.75       1.80      60         4.90       3.74       8.64
  21       1.07     0.77       1.84      61         5.16       3.97       9.13
  22       1.11     0.78       1.89      62         5.41       4.23       9.64
  23       1.15     0.80       1.95      63         5.64       4.56      10.20
  24       1.18     0.82       2.00      64         5.86       4.94      10.80
  25       1.22     0.84       2.06      65         6.11       5.32      11.43
  26       1.26     0.87       2.13      66         6.39       5.73      12.12
  27       1.30     0.90       2.20      67         6.70       6.16      12.86
  28       1.35     0.92       2.27      68         7.06       6.61      13.67
  29       1.39     0.95       2.34      69         7.47       7.07      14.54
  30       1.44     0.98       2.42      70         7.97       7.53      15.50
  31       1.49     1.01       2.50      71         8.45       8.10      16.55
  32       1.54     1.05       2.59      72         8.93       8.77      17.70
  33       1.59     1.09       2.68      73         9.44       9.50      18.94
  34       1.65     1.13       2.78      74         9.94      10.35      20.29
  35       1.71     1.17       2.88      75         10.33     11.42      21.75
  36       1.76     1.23       2.99
  37       1.81     1.30       3.11
  38       1.87     1.36       3.23
  39       1.92     1.44       3.36

                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                  Unisex Lives

 Issue      Adm.      Sales       Total      Issue      Adm.     Sales     Total
   Age     Charge     Load       Charge       Age      Charge    Load     Charge

   0        0.43      0.87        1.30        40        2.26      1.69     3.95
   1        0.69      0.61        1.30        41        2.34      1.78     4.12
   2        0.72      0.60        1.32        42        2.42      1.88     4.30
   3        0.74      0.60        1.34        43        2.51      1.99     4.50
   4        0.77      0.60        1.37        44        2.60      2.10     4.70
   5        0.79      0.60        1.39        45        2.69      2.23     4.92
   6        0.83      0.59        1.42        46        2.80      2.35     5.15
   7        0.86      0.59        1.45        47        2.93      2.46     5.39
   8        0.90      0.59        1.49        48        3.07      2.58     5.65
   9        0.92      0.60        1.52        49        3.22      2.71     5.93

  10        0.95      0.61        1.56        50        3.38      2.84     6.22
  11        0.96      0.64        1.60        51        3.55      2.99     6.54
  12        0.97      0.67        1.64        52        3.73      3.15     6.88
  13        0.96      0.72        1.68        53        3.92      3.32     7.24
  14        0.95      0.77        1.72        54        4.12      3.50     7.62
  15        0.94      0.82        1.76        55        4.33      3.69     8.02
  16        0.93      0.87        1.80        56        4.58      3.88     8.46
  17        0.93      0.91        1.84        57        4.85      4.07     8.92
  18        0.94      0.95        1.89        58        5.14      4.28     9.42
  19        0.96      0.97        1.93        59        5.43      4.52     9.95

  20        1.04      0.94        1.98        60        5.70      4.82    10.52
  21        1.08      0.95        2.03        61        5.93      5.19    11.12
  22        1.12      0.96        2.08        62        6.16      5.62    11.78
  23        1.17      0.97        2.14        63        6.37      6.11    12.48
  24        1.22      0.98        2.20        64        6.59      6.64    13.23
  25        1.28      0.99        2.27        65        6.84      7.19    14.03
  26        1.34      1.00        2.34        66        7.13      7.77    14.90
  27        1.40      1.02        2.42        67        7.44      8.38    15.82
  28        1.46      1.04        2.50        68        7.77      9.04    16.81
  29        1.52      1.06        2.58        69        8.13      9.75    17.88

  30        1.58      1.09        2.67        70        8.51     10.53    19.04
  31        1.64      1.13        2.77        71        8.91     11.38    20.29
  32        1.71      1.17        2.88        72        9.34     12.31    21.65
  33        1.77      1.21        2.98        73        9.78     13.31    23.09
  34        1.84      1.26        3.10        74        10.20    14.44    24.64
  35        1.91      1.31        3.22        75        10.55    15.73    26.28
  36        1.98      1.38        3.36
  37        2.05      1.44        3.49
  38        2.11      1.52        3.63
  39        2.19      1.60        3.79

     The percentage of the first year surrender charges shown above remaining in each policy year thereafter is:

                                    Percentage of First Year
             Policy Year           Surrender Charges Remaining
             -----------           ---------------------------

                 2                           100.0%
                 3                           100.0%
                 4                            87.5%
                 5                            75.0%
                 6                            62.5%
                 7                            50.0%
                 8                            37.5%
                 9                            25.0%
                10                            12.5%
                11+                            0.0%

     If the face amount of a Policy is increased, surrender charges apply to the net increase in face amount as though a new Policy had been issued for an amount equal to net increase, based on the tables set out above. The net increase in face amount is equal to the increase in face amount less earlier decreases in face amount not offset against an earlier increase in face amount. The Minimum Required Premium following a requested face amount increase will be shown on the Policy data pages issued to reflect the adjustment.

     Surrender charges following a Policy's reinstatement commence at the rate in effect at the time of the Policy's termination.

Other Charges

     Shares of the Accounts are purchased by the corresponding Divisions at the shares' net asset values. The net asset value of Account shares reflects the investment management fees and corporate operating expenses already deducted from the assets of the Account. The current investment management fee at an annual rate of .50% of the first $100 million of each fund's average daily net assets and .45% of the next $100 million of each Account's daily average net assets is charged monthly against Bond Account, Capital Value Account and Money Market Account. The current investment management fee at an annual rate of .60% of the average daily net asset value is charged monthly against Balanced Account and High Yield Account. The current investment management fee at an annual rate of .65% of the first $100 million of the fund's average daily net assets and 60% of the next $100 million of the fund's daily average net assets is charged monthly against MidCap Account.

     The Company reserves the right to charge the assets of each Division of the Separate Account to provide for any income taxes payable by the Company on the assets of such Divisions.

Special Plans

     Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company. For example, special circumstances may exist in connection with group arrangements, including employer or employee organization sponsored plans, and with regard to Policies issued to persons owning other policies issued by the Company or its subsidiaries. The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policy is issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.

OTHER MATTERS

Voting Rights

     The Company shall vote Account shares held in the Separate Account at regular and special meetings of shareholders of each Account, but will follow voting instructions received from persons having the voting interest in such Account shares.

     The policyowner has the voting interest under a Policy. The policyowner shall have one vote for each $100 of accumulated value in the Divisions, with fractional votes allocated for amounts less than $100. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the Account for determining shareholders eligible to vote at the meeting of the Account. Voting instructions will be solicited by written communications prior to such meetings in accordance with procedures established by the Mutual Fund. The Company will vote other Account shares held in the Separate Account, including those for which no instructions are received in the same proportion as it votes shares for which it has received instructions. All Account shares held in the general account of the Company will be voted in proportion to instructions that are received with respect to participating contracts.

     If the Company determines pursuant to applicable law that Account shares held in the Separate Account need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Account shares held in the Separate Account in its own right.

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Account, or disapprove an investment advisory contract of the Account. In addition, the Company may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of the Account if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Company determines that the change would be inconsistent with the investment objectives of the Account or would result in the purchase of securities for the Account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by the Company or any affiliates of the Company which have similar investment objectives. In the event that the Company does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to policyowners.

Statement of Value

     The Company will mail an annual statement to the policyowner after the end of each policy year until the policy terminates. The statement will show:

     1.  the current death benefit;
     2.  the current accumulated and surrender values;
     3.  all premiums paid since the last statement;
     4.  all charges since the last statement;
     5.  any policy loans and loan interest;
     6.  any partial surrenders since the last statement;
     7.  the number of units and unit value;
     8.  the total value of each of the policyowner's investment accounts; and
     9.  any investment gain or loss since the last statement.

     Any policyowner may request at any time a current statement of account values, transactions and activities by telephoning 1-800-247-9988.

     The Company will also send to the policyowner the reports required by the Investment Company Act of 1940.

Service Available by Telephone

     Policyowners  may  preauthorize the following  telephone  transactions:  1)
transfers between divisions; 2) change in premium allocation percentages; 3) change in monthly deduction percentages; and 4) policy loans (Policy loan proceeds will be mailed only to the policyowner's address of record.) The policyowner may preauthorize the above transactions by submitting a form provided by the Company. Policyowners may exercise the telephone transactions privilege by telephoning 1-800-247-9988. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Separate Account is open for business to be effective that day. Requests made after that time or on a day when the Separate Account is not open for business will be effective the next business day.

     Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The policyowner bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such identification information includes recording all telephone instructions, requesting personal information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the policyowner's address of record. Policyowners may obtain additional information and assistance by telephoning the toll free number. The Company may modify or terminate telephone transfer procedures at any time.

     You may obtain contract information from our Direct Dial system between 7:00 a.m. and 9:00 p.m., Central Time, Monday through Saturday. Through this automated telephone system, you can obtain information about unit values and contract values, initiate certain changes to your contract, change your Personal Identification Number (PIN), or speak directly to a customer service representative. The telephone number is 1-800-247-9988. As with other telephone services, instructions received via our Direct Dial system will be binding on all contractowners.

GENERAL PROVISIONS

Addition, Deletion or Substitution of Investments

     The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of any Account should no longer be available for investment or if, in the judgment of the Company's management, further investment in shares of any Account should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of any other investment company for shares already purchased, or to be purchased in the near future under the Policies. No substitution of securities will take place without notice to policyowners and without prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940.

     The investment policy of the Separate Account will not be materially changed unless a statement of the change is filed with and not disapproved by the Insurance Commissioner of the State of Iowa and the Superintendent of Insurance of the State of New York, if required. Whether a change in investment policy is material will be determined in conjunction with the appropriate state insurance commissioner(s). The policyowner will be notified of any material investment policy change. The policyowner may then change allocation percentages and transfer any value in an affected Division to another Division without charge. In the alternative, the policyowner may exchange the Policy for a fixed-benefit, flexible premium life insurance policy offered by the Company for this purpose. The policyowner may exercise this exchange privilege until the later of 60 days after (i) the effective date of such change, or (ii) the receipt of a notice of the options available. The face amount of the new policy will be the death benefit of the Policy on the date of exchange.

     Each Account is subject to certain investment restrictions which may not be changed without the approval of the majority of the outstanding voting securities of such fund. See the accompanying prospectuses for the Accounts.

Optional Insurance Benefits

     Subject to certain requirements and approval by state insurance departments, one or more supplementary benefits may be added to a Policy, including those providing term insurance options, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of terminal illness, providing cost of living increases in benefits, providing a death benefit guarantee described below, providing a guaranteed increase option and, in the case of business-owned Policies, permitting a change of the life insured and providing enhanced policy values in the early years of a Policy. More detailed information concerning supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, of any optional insurance benefits will be deducted as part of the monthly deduction.

Death Benefit Guarantee Rider

     The death benefit guarantee rider provides that if the death benefit guarantee premium requirement is satisfied the Policy will not enter its grace period even if the net surrender value is insufficient to cover the monthly deduction on a monthly date. This rider is automatically made a part of all Policies at no premium. The death benefit guarantee premium requirement is satisfied if the sum of all premiums paid less any partial surrenders and any policy loans and unpaid loan interest equals or exceeds the sum of the monthly death benefit guarantee premiums applicable to date plus the next monthly death benefit guarantee premium. The death benefit guarantee premium is based on the issue age, sex (where permitted by law), death benefit option, and risk class of the insured. The monthly death benefit guarantee premium will be considered to be zero for any month that deductions are being paid by the Waiver of Monthly Deductions Rider. The death benefit guarantee premium may change if the Policy face amount is changed, the death benefit option is changed, or a rider is added or deleted. As a result of a change, an additional premium may be required on the date of the change in order to satisfy the new death benefit guarantee premium requirement. If on any monthly date the death benefit guarantee premium requirement is not met, the policyowner will be sent a notice of the premium required to maintain the guarantee. If the premium is not received at the Company's home office prior to the expiration of 61 days after the date the notice is mailed, the death benefit guarantee will no longer be in effect and the rider will terminate. If the rider terminates, it may not be reinstated.

     If this rider is in force, the death benefit guarantee premium requirement is satisfied and the insured is alive on the policy maturity date, the Company will pay the policyowner the excess, if any, of the face amount over the maturity proceeds.

     This rider is available only in those states where it has been approved.

The Contract

     The Policy, the application attached to it, any adjustment applications, any amendments to the application, the current data pages, and any written notification showing change make up the entire contract between the Company and the policyowner. Any statements made in the application or an adjustment application will be considered representations and not warranties. No statement, unless made in an application, will be used to void a Policy (or void an adjustment in case of an adjustment application) or to defend against a claim. A Policy may be modified by mutual agreement between the policyowner and the Company. Any alteration of the Policy must be in writing and signed by one of the Company's corporate officers. No one else, including the agent, may change the contract or waive any provisions.

Incontestability

     The Company will not contest the insurance coverage provided under a Policy, except for any subsequent increase in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. This provision does not apply to claims for total disability or to accidental death benefits which may be provided by a rider to a Policy. Any face amount increase made under the adjustment options has its own two-year contestable period which begins on the effective date of the adjustment.

Misstatements

     If the age or sex of the insured has been misstated in an application, including a reinstatement application, the death benefit under the Policy will be the Policy's accumulated value plus the amount which would be purchased by the most recent mortality charge at the correct age and sex.

Suicide

     A Policy does not cover the risk of suicide within two years from the policy date or two years from the date of any increase in face amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, the only liability of the Company will be a refund of premiums paid, without interest, less any policy loans and loan interest and any partial surrenders. In the event of suicide within two years of an increase in face amount, the only liability of the Company in respect to that increase in face amount will be a refund of the cost of insurance for such increase.

Ownership

     The owner of the Policy is as named in the application. The owner may exercise every right and enjoy every privilege provided by the Policy, subject to the rights of any irrevocable beneficiary. All privileges and rights of the owner under a Policy end when the owner surrenders the Policy for cash, the death proceeds of the Policy are paid, or the maturity proceeds of the Policy are paid. Also, if the grace period ends without receipt by the Company at its home office of the payment required to keep the Policy in force, the privileges and rights of the owner terminate as of the monthly date on or immediately preceding the start of the grace period. If the owner is not the insured and dies before the insured, the insured becomes the owner unless the owner has provided for a successor owner. The owner may be changed by filing a written request with the Company. The Company's approval is needed and no change is effective until the Company approves the written request for change of owner. Once approved, the change is effective as of the date the owner signed the written request. The Company reserves the right to require that the Policy be sent to the Company so that the change may be recorded.

Beneficiaries

     The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. A primary and/or contingent beneficiary or beneficiaries may be changed by written request to the Company. The Company's approval is needed and no change is effective until the Company approves the written request for change of beneficiary. Once approved, the change is effective as of the date the owner signed the written request. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest written change filed with the Company. One or more primary or contingent beneficiaries may be named in the application or a later change request.

Benefit Instructions

     While the insured is alive, the owner may file instructions for the payment of death proceeds under one of the benefit options under the Policy. Such instructions, or a change of instructions, must be made by written request to the Company. If the owner changes the beneficiary, that change will revoke any prior benefit instructions.

Postponement of Payments

     Payment of any amount upon total or partial surrender, policy loan, or proceeds payable at death or maturity and the right to transfer accumulated value between Divisions may be postponed or suspended whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (2) the Securities and Exchange Commission by order permits postponement for the protection of policyowners; or (3) the Securities and Exchange Commission requires that trading be restricted or declares an emergency, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the net asset value of the Accounts.

Assignment

     The Policy can be assigned as collateral for a loan. The Company must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by the Company prior to its notification of such assignment. The Company is not responsible for the validity of an assignment. An assignment as collateral does not change the owner but the rights of beneficiaries, whenever named, become subordinate to those of the assignee.

Policy Proceeds

     Death proceeds under a Policy will ordinarily be paid within seven days after the Company receives due proof of death. Payments may be postponed in certain circumstances. (See "Postponement of Payments.) During the insured's lifetime, the policyowner may arrange for the death proceeds to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures.

     When death proceeds are payable in a lump sum, the beneficiary may select one or more of the settlement options.

     The following options are available:

Option A

     Special Benefit Arrangement - A specially designed benefit option may be arranged with the Company's approval.

Option B

     Proceeds Left at Interest - The Company will hold the amount applied on deposit. Interest payments will be made annually, semi-annually, quarterly or monthly, as elected.

Option C

     Fixed Income - The Company will pay an income of a fixed amount or an income for a fixed period not exceeding 30 years.

Option D

     Life Income - The Company will pay an income during a person's lifetime. A minimum guaranteed period may be used.

Option E

     Joint and Survivor Life Income - The Company will pay an income during the lifetime of two persons, and continuing until the death of the survivor. This option includes a minimum guaranteed period of 10 years.

Option F

     Joint and Two-Thirds Survivor Life Income - The Company will pay an income during the time two persons both remain alive, and two-thirds of the original amount during the remaining lifetime of the survivor.

     Interest at a rate set by the Company, but never less than required by state law, will be applied to determine the payment under Option B, and any such interest in excess of the guaranteed minimum will be added to payments under Option C.

Participating Policy

     The Policies share in any divisible surplus of the Company. The Company will determine each Policy's share of the surplus and will credit it as a dividend at the end of each contract year. The Company does not expect to pay any dividends under the Policy.
Dividends, if any, will be paid in cash.

Right To Exchange Policy

     During the first 24 policy months following issuance of a Policy, except during a grace period, the policyowner may exchange the Policy for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. At present, the Company makes a universal life insurance policy available for exercise of this exchange right. Such request must be postmarked or delivered to the home office of the Company before the expiration of 24 months after the policy date. At the option of the policyowner, the new policy will provide either the same death benefit or the same amount at risk as the Policy did at the time of the exchange request. Premiums for the new policy will be based on the same issue age, sex and risk classification of the insured under the Policy. An equitable adjustment in the new policy's payments and cash or accumulated values will be made to reflect variances, if any, in the payments and accumulated values under the Policy and the new policy. Minimum benefits of the new policy will be fixed and guaranteed and the new policy will not participate in the experience of the Separate Account. Policy values will be determined as of the date the written request for exchange is received at the Company's home office. Evidence of insurability will not be required for the exchange. No charge will be imposed on the exercise of this exchange privilege. Any policy loan and loan interest must be repaid prior to the exchange or transferred to the new policy. Any benefit riders included as a part of a Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy if both these conditions are met:

     1. The policyowner, in the written request for exchange, indicates that the rider or riders should be a part of the new policy; and

     2. The similar benefit rider or riders were available for the new policy on the effective date of the benefit rider for the Policy based on the same issue age, sex and risk classification of the insured under the Policy.

     The exchange will be effective upon proper receipt by the Company of the written request, any amount required as an adjustment and surrender of the Policy.

     The policyowner may also exchange the Policy for a fixed-benefit, flexible premium policy in the event of a material change in investment policy of a Division (see "Addition, Deletion or Substitution of Investments.")

     In addition, the policyowner has the right to exchange a face amount increase for a fixed-benefit, flexible premium policy at any time during the first 24 months following issuance of Policy data pages reflecting a face amount increase, but not while the policy is in a grace period (see "Adjustment Options.")

DISTRIBUTION OF THE POLICY

     The Policy will be sold by individuals who, in addition to being licensed and appointed as life insurance agents or brokers for the Company, are also registered representatives of the principal underwriter of the Policies, Princor Financial Services Corporation, or of other broker-dealers which Princor
Financial  Services  Corporation  selects  and  the  Company  approves.  Princor
Financial Services Corporation is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For contracts distributed by the principal underwriter commissions will range between 0% and 50% of premium received in the first year of a Policy (and between 0% and 50% of premium received in the first year following an adjustment date), up to a target premium determined by a rate per $1,000 of face amount which varies by the age and sex of the insured. In addition, commissions will include 0% to 4% of premium received in the first year of the Policy, above the target premium. For years two and later of a Policy, commissions will range from 0% to 2% of premiums received. A service fee of 0% to 2% is paid on all premiums received after the first policy year. In addition, a persistency renewal commission may be paid which ranges from 1.25% to 5.25% of premiums received in the first three policy years, depending upon the agent's or broker's total life insurance sales for the Company. Expense allowances may also be payable to agents and brokers based upon premiums received. Commission amounts for contracts distributed by broker-dealers other than the principal underwriter will vary.


     For the year ended December 31, 1997, the Company paid Princor Financial Services Corporation $_________________ to compensate registered representatives of the principal underwriter.


     The Company has entered into a distribution agreement with Princor Financial Services Corporation. Princor Financial Services Corporation is the principal underwriter for Principal Variable Contracts Fund, Inc., a registered investment company organized by the Company. Princor Financial Services Corporation is a wholly-owned subsidiary of Principal Holding Company. Principal Holding Company is a holding company and a wholly-owned subsidiary of the Company.

OFFICERS AND DIRECTORS OF PRINCIPAL MANAGEMENT CORPORATION

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, is provided below. The principal business address for each officer and director is The Principal Financial Group, Des Moines, Iowa 50392.


CRAIG R. BARNES             Vice President
CRAIG L. BASSETT            Treasurer
MICHAEL J. BEER             Senior Vice President and Chief Operating Officer
MARY L. BRICKER             Assistant Corporate Secretary
DAVID J. DRURY              Director
ARTHUR S. FILEAN            Vice President
PAUL N. GERMAIN             Assistant Vice President - Operations
ERNEST H. GILLUM            Assistant Vice President - Registered Products
THOMAS J. GRAF              Director
J. BARRY GRISWELL           Chairman of the Board and Director
JOYCE N. HOFFMAN            Vice President and Corporate Secretary
STEPHAN L. JONES            Director and President
RONALD E. KELLER            Director
GREGG R. NARBER             Director
LAYNE A. RASMUSSEN          Controller - Mutual Funds
ELIZABETH R. RING           Controller
MICHAEL J. ROUGHTON         Counsel
JEAN B. SCHUSTEK            Product Compliance Officer - Registered Products
DEWAIN A. SPARRGROVE        Vice President


OFFICERS AND DIRECTORS OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     Principal Mutual Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal occupation during the last five years, are as follows:

DIRECTORS:
EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):


JOHN EDWARD ASCHENBRENNER   Senior Vice President
THOMAS JEFFERSON GAARD      Senior Vice President
MICHAEL HARRY GERSIE        Senior Vice President
THOMAS JOHN GRAF            Senior Vice President
JOHN BARRY GRISWELL         Executive Vice President
RONALD EUGENE KELLER        Executive Vice President
GREGG ROSS NARBER           Senior Vice President and General Counsel
RICHARD LEO PREY            Senior Vice President
CARL CHANSON WILLIAMS       Senior Vice President and Chief Information Officer


                                   Principal Occupation
Name, Positions and Offices        During Last 5 Years
---------------------------        -------------------
MARY VERMEER ANDRINGA              President and Chief Operating Officer,
Director                           Vermeer Manufacturing Company.
Member, Nominating Committee

RUTH MARGARET DAVIS                President and Chief Executive Officer,
Director                           The Pymatuning Group, Inc.
Member, Nominating Committee

DAVID JAMES DRURY                  Chairman and Chief Executive  Officer,
Director                           Principal Mutual Life Insurance Company since
Chairman  of the  Board            January 1995.  President and Chief  Executive
Chair, Executive Committee         Officer from 1994 - 1995; President from
                                   1993-1994; Executive Vice President from
                                   1992 - 1993;  Executive Vice President and
                                   Chief Actuary 1992.

                                   Principal Occupation
Name, Positions and Offices        During Last 5 Years
---------------------------        -------------------
CHARLES DANIEL GELATT, JR.         President, NMT Corporation.
Director
Chair, Human Resources Committee
Member, Executive Committee

GERALD DAVID HURD                  Retired. Chairman and Chief Executive
Director                           Officer, Principal Mutual Life Insurance
Member, Executive and              Company 1989 - 1994.
Nominating Committees

THEODORE MURTAGH HUTCHISON         Retired. Vice Chairman, Principal Mutual Life
Director                           Insurance Company August 1994-May 1997. Prior
Member, Nominating Committee       thereto, Executive Vice President.


CHARLES SAMUEL JOHNSON             Chairman, President and Chief Executive
Director                           Officer, Pioneer Hi-Bred International, Inc.
Member, Audit Committee            since December 1996. President and Chief
                                   Executive Officer September 1995 - December
                                   1996. President and Chief Operating Officer
                                   March 1995 - September 1995. Executive Vice
                                   President 1993 - March 1995. Prior thereto,
                                   Senior Vice President.

WILLIAM TURNBALL KERR              President & Chief Executive Officer, Meredith
Director                           Corporation since 1997. President and Chief
Chair, Nominating Committee        Operating Officer 1994 - 1997. Prior thereto,
Member, Executive Committee        Executive Vice President.

LEE LIU                            Chairman and Chief Executive Officer, IES
Director                           Industries, Inc., since November 1996. Prior
Member, Executive and Human        thereto, Chairman, President and Chief
Resources Committees               Executive Officer.

VICTOR HENDRIK LOEWENSTEIN         Managing Partner, Egon Zehnder International
Director
Member, Audit Committee

RONALD DALE PEARSON                Chairman, President and Chief Executive
Director                           Officer, Hy-Vee, Inc.
Member, Human Resources Committee

JOHN ROY PRICE                     Managing Director, The Chase Manhattan
Director                           Corporation since April, 1996. Prior thereto,
Member, Nominating Committee       Managing Director, Chemical Banking
                                   Corporation.

DONALD MITCHELL STEWART            President, The College Board.
Director
Member, Human Resources Committee

ELIZABETH EDITH TALLETT            President & CEO of Dioscor, Inc. & Serex,
Director                           Inc. since 1996. President and Chief
Chair, Audit Committee             Executive Officer, Transcell Technologies,
                                   Inc. 1992 - 1996.

DEAN DICKSON THORNTON              Retired since 1993. Prior thereto President,
Director                           Boeing Commercial Airplane Group.
Member, Audit Committee

FRED WILLIAM WEITZ                 President, Chairman of the Board  and Chief
Director                           Executive Officer, Essex Meadows, Inc. since
Member, Human Resources            1995. Prior thereto, President, Chairman of
Committee                          the Board, and Chief Executive Officer, The
                                   Weitz Corporation and its subsidiaries.

STATE REGULATION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     The Company is organized under the laws of the State of Iowa and is subject to regulation by the Commissioner of Insurance of Iowa. An annual statement is filed with the Iowa Division of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

FEDERAL TAX MATTERS

     The discussion contained herein is general in nature, is not an exhaustive discussion of all tax questions that might arise under the policies, and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service.

     While the Company reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes, the Company cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state considerations, a qualified tax advisor should be consulted.

     The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the policyowner or beneficiary depends upon the Company's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

Tax Status of the Company and the Separate Account

     The Company is taxed as an insurance Company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate taxable entity and its operations are taken into account by the Company in determining its income tax liability. All investment income and realized net capital gains on the assets of the separate account are reinvested and taken into account in determining Policy Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to the Company to the extent those items are applied to increase reserves associated with the policies.

Charges for Taxes

     The Company imposes a federal tax charge equal to 1.25% of premiums received under the Policy to compensate for the federal income tax liability it incurs under Section 848 of the Code by reason of its receipt of premiums under the Policy. The Company believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made on the Separate Account for federal income taxes of the Company that may be attributable to the Separate Account. Periodically, the Company reviews the appropriateness of charges to the Separate Account for the Company's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by the Company that are attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account, a charge may also be imposed for the Policy's share of the Company's federal income taxes attributable to the Fixed Account.

     Under current laws, the Company may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

Diversification Standards

     In  addition  to other  requirements  imposed  by the Code,  a Policy  will qualify as life insurance under the Code only if the diversification requirements of Code Section 817(h) are satisfied by each Separate Account in which any of the Policy Values are held. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, the Company intends to comply with Code Section 817(h) and the regulations thereunder.

Life Insurance Status of Policy

     The Company believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the policyowner and beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the Policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Code. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Policy Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a total or partial surrender of the Policy.

Modified Endowment Contract Status

     A Policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a Policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

      While the 7-pay test is generally applied as of the time the Policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term" material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered in these determinations.

     If a Policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

Policy Surrenders and Partial Surrenders

     Upon a total surrender of a Policy, the policyowner will recognize ordinary income for federal tax purposes to the extent that the net surrender value exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a partial surrender from a Policy will depend upon whether the partial surrender results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

     If the Policy is not a modified endowment contract, the general rule is that a partial surrender from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, the Code prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. The Company suggests that a policyowner consult with a tax advisor in advance of a proposed decrease in face amount or a partial surrender. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Policy Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a total surrender, a partial surrender or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantial equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Policy Loans and Interest Deductions

     The Company also believes that under current law any loan received under the Policy will be treated as a Policy debt of a policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

     Code Section 264 imposes stringent limitations on the deduction of interest paid or accrued on loans in connection with a Policy. In addition, under the "personal" interest limitation provisions of Code Section 163, no deduction is allowed for interest on any Policy loan if the proceeds are used for personal purposes, even if the Policy and loan otherwise meet the requirements of Code
Section 264. The limitations on deductibility of personal interest may not apply to disallow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. The Company suggests consultation with a tax advisor for further guidance.

Corporate Alternative Minimum Tax

     Ownership of a Policy by a corporation may affect the policyowner's exposure to the corporate alternative maximum tax. In determining whether it is subject to alternative minimum tax a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of (i) the premiums paid on that Policy in the year of death, and (ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

Exchange or Assignment of Policies

     A change of the policyowner or the insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the death benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

Withholding

     Under Section 3405 of the Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A Policyholder can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to the Company or the Internal Revenue Service has notified the Company that the tax identification number furnished by the policyowner is incorrect.

Taxation of Accelerated Death Benefits

     The Company provides accelerated death benefits based upon a lien method. It is unclear whether benefits paid under this rider are taxable. For information regarding taxation of accelerated death benefits, a qualified tax advisor should be consulted.

Other Tax Issues

     Federal  estate  and  state and local  estate,  inheritance,  and other tax
consequences   of  ownership  or  receipt  of  Policy  proceeds  depend  on  the circumstances of each policyowner or beneficiary.

EMPLOYEE BENEFIT PLANS

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in the 1983 decision of Arizona Governing Committee v. Norris, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. Policies are available for use in connection with such employment-related insurance and benefit plans which do not vary in any respect between male and female insureds of a particular age and underwriting classification.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of any of the Divisions thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relate to the Separate Account.

LEGAL OPINION

     Legal matters applicable to the issue and sale of the Policies, including the right of the Company to issue Policies under Iowa insurance law, have been passed upon by G. R. Narber, Senior Vice President and General Counsel of the Company.

INDEPENDENT AUDITORS

     The financial statements of Principal Mutual Life Insurance Company Variable Life Separate Account and the consolidated financial statements of The Principal Financial Group(R) (comprised of Principal Mutual Life Insurance Company and its subsidiaries) which are included in this registration statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere in the registration statement.

REGISTRATION STATEMENT

     A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The consolidated financial statements of The Principal Financial Group(R) (comprised of the Company and its subsidiaries) which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    APPENDIX

                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS

     The following illustrations have been prepared to help show how values under the Policies change with investment performance and differing death benefit options. The illustrations show how death benefits and values would vary over time if the return on assets held by the Mutual Funds were uniform, gross, after tax, annual rates of 0%, 4%, 8% and 12%. The death benefits and values would be different from those shown if the return averaged 0%, 4%, 8% and 12%, but fluctuated above and below those averages during individual years. Both Death Benefit Option 1 and Death Benefit Option 2 are illustrated.

     The four illustrations set out show hypothetical policies issued to males age 35 in the non-smoker rating classification. The Policies are illustrated on the basis of $1,000 planned periodic annual premium and a face amount at issue of $100,000. The first and third illustrations show the selection of Death Benefit Option 1; the second and fourth, Death Benefit Option 2.

     The illustrations reflect all of the contract charges. Each illustration reflects the surrender charges and the premium expense charge which consists of a 5% sales load and a charge for state premium taxes of 2%. The first two illustrations reflect the Company's current administration charge of $4.75 per month and current cost of insurance charges which are lower than the guaranteed maximum cost of insurance charges based on the 1980 CS0 Mortality Table. The third and fourth illustrations reflect the guaranteed maximum administration charge of $5 per month and the guaranteed maximum cost of insurance charges.

     The amounts shown for death benefits and values in all four illustrations reflect the fact that the net investment return on the assets held by the Divisions of the Separate Account is lower than the gross return. This is because deductions are made from the gross return to reflect the daily charge made to the Separate Account for assuming mortality and expense risks; the daily investment advisory fees incurred by the Mutual Funds; and the direct operating expenses of the Mutual Funds. The charge for mortality and expense risks reflected in the first two illustrations is the Company's current charge which is at an annual rate of 0.75% of the average daily assets of the Divisions. The third and fourth illustrations reflect the guaranteed mortality and expense risk charge which is at an annual rate of 0.90%. The investment advisory fee is assumed to be an annual rate of .55% of the average daily net assets of the Mutual Funds, but the maximum investment advisory fee for Principal Capital Accumulation Fund, Inc. is 0.48%, for Principal Money Market Fund, Inc., and Principal Bond Fund, Inc. , 0.50%, for Principal High Yield Fund, Inc., and Principal Balanced Fund, Inc., 0.60%, and for Principal Emerging Growth Fund, Inc., 0.60%. The charge for Mutual Fund direct operating expenses is estimated to be an annual rate of .04% of the average daily net assets of the Mutual Funds. This illustrated .04% charge is based on the assumption that the direct operating expenses of the Mutual Funds will continue at levels historically experienced. The direct operating expense of the Mutual Funds may decrease or increase in the future making operating expenses actually incurred by the Mutual Funds differ from the .04% assumed rate shown in the illustrations. Deducting these charges from the gross returns of 0%, 4%, 8% and 12% results in net investment returns in the first two illustrations of -1.35%, 2.65%, 6.65%, and 10.65% and in the third and fourth illustrations of -1.50%, 2.50%, 6.50%, and 10.50%.

     The four illustrations are based on the assumption that payments are made in accordance with a $1,000 annual planned periodic premium schedule, that no changes in death benefit option or face amount are made, and that no policy loans or surrenders occur. Upon request, the Company will prepare a comparable illustration reflecting the proposed insured's actual age, sex, risk classification and desired policy features.

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                               FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 1


                                       Death Benefit (2)                                Accumulated Value (2)
                                  Assuming Hypothetical Gross                        Assuming Hypothetical Gross
 End of                          Annual Investment Return of                        Annual Investment Return of
  Year     Accumulated
 Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                       (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net) (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net)(-1.35% Net)
    1       $1,050       $100,000   $100,000    $100,000     $100,000  $    693   $     725   $     756 $        788     $   366
    2        2,153        100,000    100,000     100,000      100,000     1,368       1,460       1,555        1,652       1,041
    3        3,310        100,000    100,000     100,000      100,000     2,024       2,205       2,394        2,595       1,697
    4        4,526        100,000    100,000     100,000      100,000     2,660       2,957       3,278        3,626       2,374
    5        5,802        100,000    100,000     100,000      100,000     3,276       3,717       4,208        4,754       3,031
    6        7,142        100,000    100,000     100,000      100,000     3,868       4,482       5,183        5,986       3,664
    7        8,549        100,000    100,000     100,000      100,000     4,437       5,252       6,208        7,333       4,273
    8       10,027        100,000    100,000     100,000      100,000     4,981       6,025       7,284        8,807       4,859
    9       11,578        100,000    100,000     100,000      100,000     5,500       6,802       8,414       10,419       5,419
   10       13,207        100,000    100,000     100,000      100,000     5,996       7,582       9,604       12,189       5,955
   11       14,917        100,000    100,000     100,000      100,000     6,472       8,371      10,861       14,136       6,472
   12       16,713        100,000    100,000     100,000      100,000     6,927       9,167      12,188       16,279       6,927
   13       18,599        100,000    100,000     100,000      100,000     7,360       9,970      13,591       18,639       7,360
   14       20,579        100,000    100,000     100,000      100,000     7,771      10,778      15,073       21,239       7,771
   15       22,657        100,000    100,000     100,000      100,000     8,160      11,593      16,641       24,107       8,160
   16       24,840        100,000    100,000     100,000      100,000     8,524      12,412      18,299       27,272       8,524
   17       27,132        100,000    100,000     100,000      100,000     8,863      13,235      20,054       30,766       8,863
   18       29,539        100,000    100,000     100,000      100,000     9,175      14,060      21,910       34,625       9,175
   19       32,066        100,000    100,000     100,000      100,000     9,459      14,886      23,874       38,890       9,459
   20       34,719        100,000    100,000     100,000      100,000     9,715      15,713      25,955       43,610       9,715
30(Age 65)  69,761        100,000    100,000     100,000      158,252     9,783      23,223      55,067      129,714       9,783

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                               FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 1



              Surrender Value (2)
          Assuming Hypothetical Gross
 End of  Annual Investment Return of
  Year
 Policy        4%          8%          12%
           (2.65% Net) (6.65% Net)(10.65% Net)
    1    $     398   $     429  $      461
    2        1,133       1,228       1,325
    3        1,878       2,067       2,268
    4        2,671       2,992       3,340
    5        3,472       3,962       4,509
    6        4,278       4,979       5,782
    7        5,088       6,045       7,169
    8        5,903       7,162       8,684
    9        6,720       8,333      10,338
   10        7,542       9,563      12,148
   11        8,371      10,861      14,136
   12        9,167      12,188      16,279
   13        9,970      13,591      18,639
   14       10,778      15,073      21,239
   15       11,593      16,641      24,107
   16       12,412      18,299      27,272
   17       13,235      20,054      30,766
   18       14,060      21,910      34,625
   19       14,886      23,874      38,890
   20       15,713      25,955      43,610
30(Age 65)  23,223      55,067     129,714


(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 2


                                      Death Benefit (2)                                Accumulated Value (2)
                                 Assuming Hypothetical Gross                        Assuming Hypothetical Gross
 End of                          Annual Investment Return of                        Annual Investment Return of
  Year     Accumulated
 Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                       (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net) (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net)(-1.35% Net)
    1       $1,050       $100,000   $100,000    $100,000     $100,000   $   693   $     725    $     756 $       788     $   366
    2        2,153        100,000    100,000     100,000      100,000     1,368       1,460        1,555       1,652       1,041
    3        3,310        100,000    100,000     100,000      100,000     2,024       2,205        2,394       2,595       1,697
    4        4,526        100,000    100,000     100,000      100,000     2,660       2,957        3,278       3,626       2,374
    5        5,802        100,000    100,000     100,000      100,000     3,276       3,717        4,208       4,754       3,031
    6        7,142        100,000    100,000     100,000      100,000     3,868       4,482        5,183       5,986       3,664
    7        8,549        100,000    100,000     100,000      100,000     4,437       5,252        6,208       7,333       4,273
    8       10,027        100,000    100,000     100,000      100,000     4,981       6,025        7,284       8,807       4,859
    9       11,578        100,000    100,000     100,000      100,000     5,500       6,802        8,414      10,419       5,419
   10       13,207        100,000    100,000     100,000      100,000     5,996       7,582        9,604      12,189       5,955
   11       14,917        100,000    100,000     100,000      100,000     6,472       8,371       10,861      14,136       6,472
   12       16,713        100,000    100,000     100,000      100,000     6,927       9,167       12,188      16,279       6,927
   13       18,599        100,000    100,000     100,000      100,000     7,360       9,970       13,591      18,639       7,360
   14       20,579        100,000    100,000     100,000      100,000     7,771      10,778       15,073      21,239       7,771
   15       22,657        100,000    100,000     100,000      100,000     8,160      11,593       16,641      24,107       8,160
   16       24,840        100,000    100,000     100,000      100,000     8,524      12,412       18,299      27,272       8,524
   17       27,132        100,000    100,000     100,000      100,000     8,863      13,235       20,054      30,766       8,863
   18       29,539        100,000    100,000     100,000      100,000     9,175      14,060       21,910      34,625       9,175
   19       32,066        100,000    100,000     100,000      100,000     9,459      14,886       23,874      38,890       9,459
   20       34,719        100,000    100,000     100,000      100,000     9,715      15,713       25,955      43,610       9,715
30(Age 65)  69,761        100,000    100,000     100,000      158,252     9,783      23,223       55,067     129,714       9,783

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 2



              Surrender Value (2)
          Assuming Hypothetical Gross
 End of   Annual Investment Return of
  Year
 Policy         4%          8%          12%
            (2.65% Net) (6.65% Net)(10.65% Net)
    1     $     398    $    429 $       461
    2         1,133       1,228       1,325
    3         1,878       2,067       2,268
    4         2,671       2,992       3,340
    5         3,472       3,962       4,509
    6         4,278       4,979       5,782
    7         5,088       6,045       7,169
    8         5,903       7,162       8,684
    9         6,720       8,333      10,338
   10         7,542       9,563      12,148
   11         8,371      10,861      14,136
   12         9,167      12,188      16,279
   13         9,970      13,591      18,639
   14        10,778      15,073      21,239
   15        11,593      16,641      24,107
   16        12,412      18,299      27,272
   17        13,235      20,054      30,766
   18        14,060      21,910      34,625
   19        14,886      23,874      38,890
   20        15,713      25,955      43,610
30(Age 65)   23,223      55,067     129,714


(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 1


                                     Death Benefit (2)                                Accumulated Value (2)
                                Assuming Hypothetical Gross                        Assuming Hypothetical Gross
End of                          Annual Investment Return of                        Annual Investment Return of
 Year     Accumulated
Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                      (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net) (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net)(-1.50% Net)
  1    $    1,050      $100,000    $100,000    $100,000     $100,000   $   686    $    718   $     750 $       782      $   359
  2         2,153       100,000     100,000     100,000      100,000     1,355       1,446       1,540       1,637        1,028
  3         3,310       100,000     100,000     100,000      100,000     2,003       2,182       2,370       2,569        1,676
  4         4,526       100,000     100,000     100,000      100,000     2,630       2,924       3,242       3,586        2,344
  5         5,802       100,000     100,000     100,000      100,000     3,236       3,672       4,157       4,697        2,991
  6         7,142       100,000     100,000     100,000      100,000     3,818       4,423       5,117       5,908        3,613
  7         8,549       100,000     100,000     100,000      100,000     4,375       5,178       6,122       7,230        4,212
  8        10,027       100,000     100,000     100,000      100,000     4,908       5,935       7,177       8,674        4,785
  9        11,578       100,000     100,000     100,000      100,000     5,414       6,693       8,281      10,252        5,333
  10       13,207       100,000     100,000     100,000      100,000     5,893       7,450       9,439      11,976        5,852
  11       14,917       100,000     100,000     100,000      100,000     6,342       8,204      10,650      13,860        6,342
  12       16,713       100,000     100,000     100,000      100,000     6,761       8,953      11,917      15,921        6,761
  13       18,599       100,000     100,000     100,000      100,000     7,147       9,696      13,244      18,177        7,147
  14       20,579       100,000     100,000     100,000      100,000     7,498      10,431      14,631      20,649        7,498
  15       22,657       100,000     100,000     100,000      100,000     7,813      11,154      16,082      23,358        7,813
  16       24,840       100,000     100,000     100,000      100,000     8,087      11,862      17,599      26,329        8,087
  17       27,132       100,000     100,000     100,000      100,000     8,316      12,549      19,180      29,587        8,316
  18       29,539       100,000     100,000     100,000      100,000     8,494      13,209      20,828      33,164        8,494
  19       32,066       100,000     100,000     100,000      100,000     8,614      13,836      22,542      37,092        8,614
  20       34,719       100,000     100,000     100,000      100,000     8,671      14,422      24,323      41,411        8,671
30(Age 65) 69,761       100,000     100,000     100,000      145,191     3,935      16,069      46,382     119,009        3,935

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 1


             Surrender Value (2)
          Assuming Hypothetical Gross
End of    Annual Investment Return of
 Year
Policy         4%          8%          12%
           (2.50% Net) (6.50% Net)(10.50% Net)
  1       $    391   $     423   $     455
  2          1,119       1,213       1,310
  3          1,855       2,043       2,242
  4          2,637       2,956       3,300
  5          3,426       3,912       4,452
  6          4,219       4,912       5,704
  7          5,015       5,959       7,067
  8          5,812       7,054       8,552
  9          6,611       8,200      10,170
  10         7,409       9,398      11,935
  11         8,204      10,650      13,860
  12         8,953      11,917      15,921
  13         9,696      13,244      18,177
  14        10,431      14,631      20,649
  15        11,154      16,082      23,358
  16        11,862      17,599      26,329
  17        12,549      19,180      29,587
  18        13,209      20,828      33,164
  19        13,836      22,542      37,092
  20        14,422      24,323      41,411
30(Age 65)  16,069      46,382     119,009

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 2


                                     Death Benefit (2)                                Accumulated Value (2)
                                Assuming Hypothetical Gross                        Assuming Hypothetical Gross
End of                          Annual Investment Return of                        Annual Investment Return of
 Year     Accumulated
Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                      (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net) (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net)(-1.50% Net)
   1        1,050       $100,000    $100,000    $100,000    $100,000   $   359   $     391   $      423    $    455      $  686
   2        2,153        100,000     100,000     100,000     100,000     1,028       1,119        1,213       1,310       1,355
   3        3,310        100,000     100,000     100,000     100,000     1,676       1,855        2,043       2,242       2,003
   4        4,526        100,000     100,000     100,000     100,000     2,344       2,637        2,956       3,300       2,630
   5        5,802        100,000     100,000     100,000     100,000     2,991       3,426        3,912       4,452       3,236
   6        7,142        100,000     100,000     100,000     100,000     3,613       4,219        4,912       5,704       3,818
   7        8,549        100,000     100,000     100,000     100,000     4,212       5,015        5,959       7,067       4,375
   8       10,027        100,000     100,000     100,000     100,000     4,785       5,812        7,054       8,552       4,908
   9       11,578        100,000     100,000     100,000     100,000     5,333       6,611        8,200      10,170       5,414
  10       13,207        100,000     100,000     100,000     100,000     5,852       7,409        9,398      11,935       5,893
  11       14,917        100,000     100,000     100,000     100,000     6,342       8,204       10,650      13,860       6,342
  12       16,713        100,000     100,000     100,000     100,000     6,761       8,953       11,917      15,921       6,761
  13       18,599        100,000     100,000     100,000     100,000     7,147       9,696       13,244      18,177       7,147
  14       20,579        100,000     100,000     100,000     100,000     7,498      10,431       14,631      20,649       7,498
  15       22,657        100,000     100,000     100,000     100,000     7,813      11,154       16,082      23,358       7,813
  16       24,840        100,000     100,000     100,000     100,000     8,087      11,862       17,599      26,329       8,087
  17       27,132        100,000     100,000     100,000     100,000     8,316      12,549       19,180      29,587       8,316
  18       29,539        100,000     100,000     100,000     100,000     8,494      13,209       20,828      33,164       8,494
  19       32,066        100,000     100,000     100,000     100,000     8,614      13,836       22,542      37,092       8,614
  20       34,719        100,000     100,000     100,000     100,000     8,671      14,422       24,323      41,411       8,671
30(Age 65) 69,761        100,000     100,000     100,000     145,191     3,935      16,069       46,382     119,009       3,935

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 2



            Surrender Value (2)
         Assuming Hypothetical Gross
End of   Annual Investment Return of
 Year
Policy        4%          8%          12%
          (2.50% Net) (6.50% Net)(10.50% Net)
   1     $    718   $     750   $     782
   2        1,446       1,540       1,637
   3        2,182       2,370       2,569
   4        2,924       3,242       3,586
   5        3,672       4,157       4,697
   6        4,423       5,117       5,908
   7        5,178       6,122       7,230
   8        5,935       7,177       8,674
   9        6,693       8,281      10,252
  10        7,450       9,439      11,976
  11        8,204      10,650      13,860
  12        8,953      11,917      15,921
  13        9,696      13,244      18,177
  14       10,431      14,631      20,649
  15       11,154      16,082      23,358
  16       11,862      17,599      26,329
  17       12,549      19,180      29,587
  18       13,209      20,828      33,164
  19       13,836      22,542      37,092
  20       14,422      24,323      41,411
30(Age 65  16,069      46,382     119,009

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                          PART II. OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter adopted under the authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter had been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  REPRESENTATION PURSUANT TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

Principal Mutual Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3(T) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.
Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the Policies described in the prospectus. Registrant makes the following representations:

          (1)   Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

          (2) The level of the mortality and expense risks charge is within the range of industry practice for comparable contracts.

          (3) The Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement for the Variable Life Separate Account will benefit the separate account and policyowners, and it will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

          (4) The Variable Life Separate Account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

The methodology used to support the representation made in paragraph (2) above is based upon an analysis of the mortality and expense risks charges contained in other variable life insurance policies, including scheduled and flexible premium products. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above.

                       CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

     The facing sheet;

     The prospectus, consisting of 100 pages;

     The undertaking to file reports;

     The undertaking pursuant to Rule 484;

     Representations pursuant to Rule 6e-3(T);

     The signatures;

     Written consents of the following persons:

          Ernst & Young LLP

     The following exhibits

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions

1.A1 Resolution of Executive Committee of Board of Directors of Principal Mutual Life Insurance Company establishing the Variable Life Separate Account (Filed 4/12/96)

1.A3A.a Distribution Agreement between Princor Financial Services Corporation and Principal Mutual Life Insurance Company (Filed 4/12/96)

1.A3B.a             Form of Selling Agreement (Filed 4/12/96)

1.A3B.b             Registered Representative Agreement (Filed 4/12/96)

1.A3C               Schedule of sales commissions (Filed 4/12/96)

1.A5.a              Form of Flex Variable Life Policy (Filed 4/12/96)

1.A5.a.i            Cost of Living Increase Rider (Filed 4/12/96)

1.A5.a.ii           Waiver of Monthly Deductions Rider (Filed 4/12/96)

1.A5.a.iii          Guaranteed Increase Option Rider (Filed 4/12/96)

1.A5.a.iv           Accidental Death Benefit Rider (Filed 4/12/96)

1.A5.a.v            Children Term Insurance Rider (Filed 4/12/96)

1.A5.a.vi           Spouse Term Insurance Rider (Filed 4/12/96)

1.A5.a.vii          Change of Insured Rider (Filed 4/12/96)

1.A5.a.viii         Death Benefit Guarantee Rider (Filed 4/12/96)

1.A5.a.ix           Accounting Benefit Rider (Filed 4/12/96)

1.A5.a.x            Accelerated Benefits Rider (Filed 4/12/96)

1.A5.b              Form of Flex  Variable Life Policy - Unisex  Version  (Filed
                    4/12/96)

1.A5.b.i            Cost of Living Increase Rider (Filed 4/12/96)

1.A5.b.ii           Waiver of Monthly Deductions Rider (Filed 4/12/96)

1.A5.b.iii          Guaranteed Increase Option Rider (Filed 4/12/96)

1.A5.b.iv           Accidental Death Benefit Rider (Filed 4/12/96)

1.A5.b.v            Children Term Insurance Rider (Filed 4/12/96)

1.A5.b.vi           Spouse Term Insurance Rider (Filed 4/12/96)

1.A5.b.vii          Change of Insured Rider (Filed 4/12/96)

1.A5.b.viii         Death Benefit Guarantee Rider (Filed 4/12/96)

1.A5.b.ix           Accounting Benefit Rider (Filed 4/12/96)

1.A5.b.x            Accelerated Benefits Rider (Filed 4/12/96)

1.A6.a Articles of Incorporation, as Amended of Principal Mutual Life Insurance Company (Filed 4/12/96)

1.A6.b              By-laws of Principal  Mutual Life  Insurance  Company (Filed
                    4/12/96)

1.A10.a             Form of  Application  for Flex  Variable  Life Policy (Filed
                    4/12/96)

1.A10.b Form of Supplemental Application for Flex Variable Life Policy (Filed 4/12/96)

2. Opinion of consent of T. M. Hutchison, Senior Vice President and General Counsel (Filed 4/12/96)

3. No financial statements will be omitted from the prospectus pursuant to Instruction 1(b) or (c) or Part I

4.                  Not applicable

5.                  Not applicable

6.                  Consent of Ernst & Young LLP (Filed 12/19/97)

7. Description of Issuance, Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii) (Filed 2/28/97)

8. Powers of Attorney of Directors of Principal Mutual Life Insurance Company (Filed 4/12/96 & 2/28/97)

9.                  Opinion of Consent of Lisa Ford, Assistant Actuary
                    (Filed 12/19/97)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Mutual Life Insurance Company Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the city of Des Moines and State of Iowa, on the 24th day of February, 1998.


                          PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                          VARIABLE LIFE SEPARATE ACCOUNT

                                      (Registrant)


                          By:  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      (Depositor)

                                    D. J. DRURY
                          By ______________________________________________
                             D. J. Drury
                             Chairman and Chief Executive Officer

Attest:

JOYCE N. HOFFMAN
-----------------------------------
Joyce N. Hoffman
Vice President and
  Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statment has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                         Title                       Date


/s/ D. J. Drury                Chairman and                    February 24, 1998
--------------------           Chief Executive Officer
D. J. Drury



/s/ D. C. Cunningham           Vice President and              February 24, 1998
--------------------           Controller (Principal
D. C. Cunningham               Accounting Officer)



/s/ M. H. Gersie               Senior Vice President           February 24, 1998
--------------------           (Principal Financial
M. H. Gersie                   Officer)


  (M. V. Andringa)*            Director                        February 24, 1998
--------------------
M. V. Andringa


  (R. M. Davis)*               Director                        February 24, 1998
--------------------
R. M. Davis


  (C. D. Gelatt, Jr.)*         Director                        February 24, 1998
--------------------
C. D. Gelatt, Jr.


  (G. D. Hurd)*                Director                        February 24, 1998
--------------------
G. D. Hurd


  (T. M. Hutchison)*           Director                        February 24, 1998
--------------------
T. M. Hutchison


  (C. S. Johnson)*             Director                        February 24, 1998
--------------------
C. S. Johnson


  (W. T. Kerr)*                Director                        February 24, 1998
--------------------
W. T. Kerr


  (L. Liu)*                    Director                        February 24, 1998
--------------------
L. Liu


  (V. H. Loewenstein)*         Director                        February 24, 1998
--------------------
V. H. Loewenstein


  (R. D. Pearson)*             Director                        February 24, 1998
--------------------
R. D. Pearson


  (J. R. Price)*               Director                        February 24, 1998
--------------------
J. R. Price


  (D. M. Stewart)*             Director                        February 24, 1998
--------------------
D. M. Stewart


  (E. E. Tallett)*             Director                        February 24, 1998
--------------------
E. E. Tallett


  (D. D. Thornton)*            Director                        February 24, 1998
--------------------
D. D. Thornton


  (F. W. Weitz)*               Director                        February 24, 1998
--------------------
F. W. Weitz

                           *By    /s/ David J. Druy
                                  ------------------------------------
                                  David J. Drury
                                  Chairman and Chief Executive Officer



                                  Pursuant to Powers of Attorney
                                  Previously Filed or Included Herein

                                    EXHIBITS

                                  EXHIBIT INDEX


                                                                                            Page Number in
                                                                                         Sequential Numbering
Exhibit No.                          Description                                      Where Exhibit Can Be Found

  1.A1                             Resolution of Executive Committee                              *
                                   of Board of Directors of Depositor
                                   establishing Variable Life Separate
                                   Account

  1.A3A.a                          Distribution Agreement Between                                 *
                                   Depositor and Principal Underwriter

  1.A3B.a                          Form of Selling Agreement                                      *

  1.A3B.b                          Registered Representative Agreement                            *

  1.A3C                            Schedule of Sales Commissions                                  *

  1.A5.a                           Flex Variable Life Policy                                      *

  1.A5.a.i                         Cost of Living Increase Rider                                  *

  1.A5.a.ii                        Waiver of Monthly Deductions Rider                             *

  1.A5.a.iii                       Guaranteed Increase Option Rider                               *

  1.A5.a.iv                        Accidental Death Benefit Rider                                 *

  1.A5.a.v                         Children Term Insurance Rider                                  *

  1.A5.a.vi                        Spouse Term Insurance Rider                                    *

  1.A5.a.vii                       Change of Insured Rider                                        *

  1.A5.a.viii                      Death Benefit Guarantee Rider                                  *

  1.A5.a.ix                        Accounting Benefit Rider                                       *

  1.A5.a.x                         Accelerated Benefits Rider                                     *

  1.A5.b                           Flex Variable Life Policy - Unisex Version                     *

  1.A5.b.i                         Cost of Living Increase Rider.                                 *

  1.A5.b.ii                        Waiver of Monthly Deductions Rider                             *

  1.A5.b.iii                       Guaranteed Increase Option Rider                               *

  1.A5.b.iv                        Accidental Death Benefit Rider                                 *

  1.A5.b.v                         Children Term Insurance Rider                                  *

  1.A5.b.vi                        Spouse Term Insurance Rider                                    *

  1.A5.b.vii                       Change of Insured Rider                                        *

  1.A5.b.viii                      Death Benefit Guarantee Rider                                  *

  1.A5.b.ix                        Accounting Benefit Rider                                       *

  1.A5.b.x                         Accelerated Benefit Rider                                      *

  1.A6.a                           Articles of Incorporation, as Amended,                         *
                                   of Depositor

  1.A6.b                           By-laws of Depositor                                           *

  1.A10.a                          Form of Application for the Flex                               *
                                   Variable Life Policy

  1.A10.b                          Form of Supplemental Application                               *
                                   For the Flex Variable Life Policy

  2                                Opinion and consent of T. M. Hutchison                         *
                                   Senior Vice President and General Counsel

  6                                Consent of Ernst & Young LLP                                   *

  7                                Description of Issuance, Transfer and Redemption               *
                                   Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii)

  8                                Powers of Attorney of Directors of                             *
                                   Principal Mutual Life Insurance
                                   Company.

  9                                Opinion and consent of Lisa Ford,                              *
                                   Assistant Actuary

 27                                Financial Data Schedules                                       *

* Previously Filed.